UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6177
                                                     ---------------------

            Nuveen California Investment Quality Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT August 31, 2004

Nuveen Investments Municipal Closed-End Exchange-Traded Funds

                                    NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
                                                                             NCA

                         NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
                                                                             NCP

                       NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
                                                                             NCO

                       NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
                                                                             NQC

                           NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
                                                                             NVC

                           NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NUC

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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with monthly income free from both federal and California state income taxes, as well as with an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

With long-term interest rates still near historic lows, many investors have begun to wonder whether these interest rates will rise, and whether that makes this the time to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may


--------------------------------------------------------------------------------
"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES."
--------------------------------------------------------------------------------


actually help to reduce your overall investment risk, and we believe that a municipal bond investment like your Nuveen California Fund can be an important building block in a portfolio designed to perform well through a variety of market conditions.

As in past reports, I'd also like to direct your attention to the inside front cover, which explains the quick and easy process to begin receiving these Fund reports via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 15, 2004

Nuveen California Municipal Closed-End Exchange-Traded Funds
(NCA, NCP, NCO, NQC, NVC, NUC)

Portfolio Manager's
        PERSPECTIVE


Portfolio manager Scott Romans discusses the market environment, key investment strategies and the annual performance of the California Funds. Scott, who joined Nuveen in 2000, has managed these six Funds since January 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED AUGUST 31, 2004?

Over the entire 12 months, the U.S. economy demonstrated evidence of improvement in a number of key areas, although the recovery slowed somewhat in the last five months of the period. After surging at the fastest pace in almost 20 years (7.4% annualized) during the third quarter of 2003, the U.S. gross domestic product
(GDP) expanded at annualized rates of 4.2% in the fourth quarter of 2003 and 4.5% in the first quarter of 2004. However, during the second quarter of 2004 rising energy prices restrained consumer spending, which in turn impacted economic momentum and GDP growth in the second quarter moderated to 3.3% annualized.

Higher energy costs also fueled increased worries about the future rate of inflation. While rises in consumer prices were relatively tame over this fiscal year, the annualized rise of 3.7% in the Consumer Price Index for the eight months ended August 2004 was running well ahead of the 1.9% increase for all of 2003. During the second quarter of 2004 in particular, inflation concerns, combined with the general pace of economic recovery and continued geopolitical uncertainty, caused heightened volatility in the longer-term fixed-income markets.

This volatility can be seen in the yield of the Bond Buyer 25 Revenue Bond Index, a widely followed long-term municipal bond index, over the course of this fiscal year (September 1, 2003 through August 31, 2004). At the start of the period, the index yield was 5.41%, still close to its mid-August 2003 peak of 5.50%. From there, the yield dropped steadily over the next seven months to 4.73% by mid-March 2004. As investors increasingly anticipated action by the Federal Reserve in response to a series of improved employment reports, the index yield began to climb again, rising more than 80 basis points over the next 12 weeks to 5.45%, before retreating to end August 2004 at 5.13%.

Between June and August 2004, the Fed moved twice to increase the short-term fed funds rate by a total of 50 basis points in an attempt to promote a sustainable economic recovery without increasing inflationary pressures. (On September 21, following the close of this reporting period, the Fed added another 25 basis points to its fed funds target rate, bringing it to 1.75%.) Historically, long-term interest rates often have moved in the same direction when the Fed has adjusted short-term rates up or down.

Municipal supply nationwide continued to be relatively strong over the entire 12-month reporting period, with $369.5 billion in new bonds coming to market. Looking just at 2004, new issue supply reached $241 billion for the first eight months, a decrease of 5% from January-August 2003's record $254 billion.

HOW ABOUT MARKET AND ECONOMIC CONDITIONS IN CALIFORNIA?

The biggest story in California over this 12-month period was voters' approval of $15 billion in economic recovery bonds (ERBs) in March 2004 and the state's subsequent issuance of $11 billion of ERBs in May and June. This essentially resolved the cash flow crisis that was facing California on June 30 when the state's fiscal year ended. While many observers believe work remains to address the state's longer-term deficit problems, the ERBs improved the state's balance sheet liquidity and, combined with California's steadily recovering economy, led all three major credit rating agencies to upgrade the state's $33 billion of outstanding general obligation debt. In May 2004, Moody's revised its rating of California GOs to A3 from Baa1, followed in August 2004 by Standard & Poor's upgrade to A from BBB. S&P also removed California from its credit watch. (On September 7, following the end of this reporting period, Fitch moved its rating for California to A- from BBB.)

During the 12-month reporting period ended August 2004, issuers in California sold $58.6 billion in new municipal bonds, down 8% from the previous 12-month period. For the first eight months of 2004, supply was slightly more plentiful, due in part to the ERBs, with issuance totaling $42.7 billion, on par with January-August 2003 levels.

On July 31, 2004, the state enacted its $105 billion fiscal 2005 budget, closing a $14 billion structural gap through a combination of expenditure cuts, borrowing and fund transfers, but no new tax increases. While we believe this represents meaningful progress toward fiscal balance in California, the potential still exists for smaller, but significant, deficits to re-emerge in fiscal 2006 and 2007 if no further action is taken by that time. This is partially the result of budget compromises--which offered future concessions for current spending cuts--negotiated with various constituents, including education groups, unions representing state workers, and Native Americans. These deals could limit the state's ability to address future gaps. On a positive note, in July 2004, the state controller's office reported that fiscal 2004 general fund revenues totaled $75.5 billion, an increase of 10% from fiscal 2003, and current economic data suggest that revenue growth assumptions in the 2005 budget are reasonable.

California continued to benefit from the stability provided by a diverse state economy. Overall, the general economic downturn of the past several years has had a limited impact, despite severe weakness in the Silicon Valley area which skewed economic and job performance statistics for the entire state. Recent indicators suggest that the employment picture in Silicon Valley is stabilizing, while the jobless rate in California as a whole dropped to 5.8% in August 2004, compared with 6.8% in August 2003. The national average in August 2004 was 5.4%. Personal income growth in California consistently has outpaced the national average over the past two years, which benefits the state budget since personal income taxes represent approximately 50% of the state's general fund revenues. California's housing market also continued to be very strong, both in the Bay area and Southern California, with tight inventories of homes for sale and foreclosure rates at the lowest level in 10 years.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE 12 MONTHS ENDED AUGUST 31, 2004?

As the market continued to anticipate increased interest rates, our major focus during this reporting period remained on efforts to find bonds that we thought represented good value or that we judged would have attractive total return potential under a variety of market scenarios. With the yield curve relatively steep during this period, our purchase activity focused on finding attractive securities in the long-intermediate part of the curve (i.e., bonds that mature in 15 to 20 years). In many cases, these bonds offered yields similar to those of longer-term bonds with less inherent interest rate risk and greater total return prospects. We believe this yield curve positioning also may help the Funds produce more consistent returns over time as interest rates rise and fall.

Much of the municipal bond issuance in California during this period came from the general and limited tax obligation sectors, and we increased each Fund's overall allocation to these sectors in all six Funds over the 12 month period. As the credit ratings on California GOs were upgraded in recent months, their prices generally improved and the Funds were able to capture some of this benefit.

We also purchased bonds whose coupons were higher than the prevailing market interest rates. Historically, these bonds often have held value better than current coupon bonds when interest rates have risen.

Some of the additions to our portfolios over the past 12 months were financed through the sale of bonds with longer maturities (i.e., beyond 20 years). In addition, we also sought to reduce our positions in pre-refunded bonds with shorter effective maturities or durations. In NCA, for example, we pared our holdings of pre-refunded and escrowed bonds to 13% from 18% over the course of the fiscal year, and reduced NUC's allocation of these bonds to 9% from 14% over the period.

We also worked to diversify credit risk by reducing the Funds' positions in certain lower-rated and non-rated holdings. Since lower-rated bonds generally performed well over the 12 month period, we considered it a good time to take advantage of opportunities to sell some bonds at very attractive prices. We also were able to sell some lower-rated bonds with short call dates at what we thought were very attractive prices. These bonds generally had less upside potential than bonds with longer call or maturity dates. However, we were careful to balance these efforts against the goal of building and maintaining the Funds' income streams. Even as we sold some BBB rated bonds, we continued to add other BBB and sub-investment grade bonds to the portfolios.

In cases where our research showed promising credit situations, we were willing to buy bonds further out on the yield curve than our target range. We believed these bonds held the potential for meaningful price improvement if the conditions of the issuers improved as expected.

HOW DID THE FUNDS PERFORM DURING THIS FISCAL YEAR?

Individual results for the Nuveen California Funds, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 8/31/04
(Annualized)

                          1-YEAR           5-YEAR            10-YEAR
---------------------------------------------------------------------
NCA1                       8.40%            6.35%             5.88%
---------------------------------------------------------------------
NCP                       12.00%            7.54%             6.97%
---------------------------------------------------------------------
NCO                       12.86%            7.53%             7.01%
---------------------------------------------------------------------
NQC                       11.11%            7.68%             6.90%
---------------------------------------------------------------------
NVC                       11.97%            7.88%             7.30%
---------------------------------------------------------------------
NUC                       11.76%            7.18%             7.26%
---------------------------------------------------------------------

---------------------------------------------------------------------
Lehman Brothers CA
Tax-Exempt
Bond Index2                8.04%            6.60%             6.67%
---------------------------------------------------------------------
Lipper CA
Municipal Debt Funds
Average3                  11.91%            7.50%             7.09%
---------------------------------------------------------------------

Past performance is not predictive of future results.
For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended August 31, 2004, the annual total returns on net asset value (NAV) for all six Funds in this report outperformed the return on the Lehman Brothers California Tax-Exempt Bond Index. NCP, NCO and NVC also outperformed the average return for the Lipper California peer group for this period, while NCA, NQC and NUC trailed the Lipper average.

One of the primary factors benefiting the 12-month performances of NCP, NCO, NQC, NVC and NUC relative to that of the unleveraged Lehman index was those Funds' use of


1    NCA is an unleveraged Fund; the other Nuveen Funds are leveraged.

2 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper California Municipal Debt Funds category average is calculated using the returns of all leveraged and unleveraged closed-end exchange-traded funds in this category for each period as follows: 1 year, 30 funds; 5 years, 19 funds; and 10 years, 17 funds. Fund and Lipper returns assume reinvestment of dividends.

financial leverage. These Funds leverage themselves by issuing MuniPreferred(R) shares that pay dividends based on current short-term rates and essentially do not bear the risk of principal loss or gain. While leveraging can add volatility to the Funds' NAVs and share prices, especially when substantial shifts in interest rates occur, this strategy can also provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain low and long-term rates are relatively steady or falling. Because NCA is not leveraged, it could not benefit from this strategy, and this accounted for much of the performance differential between this Fund and the five leveraged Funds over this period.

Another factor that influenced the Funds' performances during this reporting period was their relative yield curve positioning. For much of the reporting period, NCP and NCO were more heavily weighted toward the longer end of the yield curve, which helped their performance in what generally was a falling rate environment. By contrast, NQC had relatively more exposure to the short end of the curve, in part because of a greater number of bonds priced to shorter call dates. This Fund did experience a number of bond calls during the period, which necessitated the reinvestment of these proceeds in today's lower interest rate environment.

In general, these Funds also benefited from their allocations to lower investment-grade quality bonds. These BBB rated or unrated bonds generally outperformed other higher quality issues as the economy improved and demand for higher-yielding securities increased. In particular, lower-rated California general obligation bonds performed well following their credit upgrades. The Funds' returns were also boosted by the strong performance of non-rated land-secured holdings and bonds backed by revenues from the 1998 master tobacco settlement agreement.

Among the Funds' holdings that did not perform as well during this period were some uninsured toll road bonds, which represented approximately 2%-3% of each Fund's portfolio.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at or near historically low levels throughout this fiscal year, the leveraged structures of NCP, NCO, NQC, NVC and NUC continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates these five leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, the leveraged Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more net earnings to support common share dividends. During this reporting period, this strategy enabled us to increase the dividend of NCO, while helping to maintain the dividends of NCP, NQC, NVC and NUC. Unlike the other five Funds in this report, NCA is unleveraged and therefore unable to benefit from the leveraging strategy. This, plus the need to reinvest bond call proceeds in a lower rate environment, led to a dividend reduction in this Fund in June 2004.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2004, all of the Funds in this report had positive UNII balances.

As of August 31, 2004, all six of these Funds were trading at discounts to their NAVs that were generally in line with their average discounts over this entire 12-month reporting period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF AUGUST 31, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of the end of August 2004, these six Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 75% in NQC to 72% in NCO and NVC, 71% in NCP, 65% in NUC and 55% in NCA.

At the end of August 2004, potential call exposure for these Funds during 2004-2005 ranged from 14% in NCO to 11% in NUC, 10% in NVC, 9% in NCP, 8% in NCA and 6% in NQC. The number of actual bond calls in all of these Funds depends largely on market interest rates.

Nuveen California Municipal Value Fund, Inc.
NCA

Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                    $9.27
------------------------------------
Common Share
Net Asset Value               $10.20
------------------------------------
Premium/(Discount) to NAV     -9.12%
------------------------------------
Market Yield                   4.98%
------------------------------------
Taxable-Equivalent Yield1      7.60%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $257,550
------------------------------------
Average Effective
Maturity (Years)               19.25
------------------------------------
Leverage-Adjusted Duration      6.22
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          8.02%         8.40%
------------------------------------
5-Year          5.73%         6.35%
------------------------------------
10-Year         4.26%         5.88%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           38%
------------------------------------
Tax Obligation/General           13%
------------------------------------
U.S. Guaranteed                  12%
------------------------------------
Healthcare                       10%
------------------------------------
Utilities                         6%
------------------------------------
Long-Term Care                    5%
------------------------------------
Housing/Multifamily               5%
------------------------------------
Transportation                    4%
------------------------------------
Water and Sewer                   4%
------------------------------------
Other                             3%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed                 51%
AA                                   4%
A                                   16%
BBB                                 19%
NR                                   9%
BB or Lower                          1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                                 0.04
Oct                                 0.04
Nov                                 0.04
Dec                                 0.04
Jan                                 0.04
Feb                                 0.04
Mar                                 0.04
Apr                                 0.04
May                                 0.04
Jun                                 0.0385
Jul                                 0.0385
Aug                                 0.0385

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              9.22
                                    9.17
                                    9.23
                                    9.25
                                    9.34
                                    9.14
                                    9.22
                                    9.23
                                    9.28
                                    9.19
                                    9.2
                                    9.27
                                    9.34
                                    9.26
                                    9.35
                                    9.28
                                    9.22
                                    9.36
                                    9.49
                                    9.47
                                    9.51
                                    9.66
                                    9.85
                                    9.85
                                    9.95
                                    9.86
                                    9.9
                                    9.74
                                    9.75
                                    9.39
                                    9.34
                                    9.13
                                    8.91
                                    9.05
                                    8.9
                                    8.98
                                    9.02
                                    9.07
                                    8.93
                                    8.84
                                    8.78
                                    8.77
                                    8.94
                                    8.94
                                    8.94
                                    8.97
                                    9.07
                                    9.08
                                    9.18
                                    9.24
8/31/04                             9.19


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0726 per share.

Nuveen California Performance Plus Municipal Fund, Inc.
NCP

Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $14.26
------------------------------------
Common Share
Net Asset Value               $15.53
------------------------------------
Premium/(Discount) to NAV     -8.18%
------------------------------------
Market Yield                   6.52%
------------------------------------
Taxable-Equivalent Yield1      9.95%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $201,307
------------------------------------
Average Effective
Maturity (Years)               17.38
------------------------------------
Leverage-Adjusted Duration      9.79
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          9.65%        12.00%
------------------------------------
5-Year          3.05%         7.54%
------------------------------------
10-Year         6.09%         6.97%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           21%
------------------------------------
Tax Obligation/Limited           20%
------------------------------------
Transportation                   19%
------------------------------------
Water and Sewer                  10%
------------------------------------
Utilities                         9%
------------------------------------
Healthcare                        7%
------------------------------------
Education and
  Civic Organizations             5%
------------------------------------
Housing/Multifamily               4%
------------------------------------
Consumer Staples                  3%
------------------------------------
Other                             2%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed                 59%
AA                                  12%
A                                   17%
BBB                                 10%
NR                                   2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                                 0.0775
Oct                                 0.0775
Nov                                 0.0775
Dec                                 0.0775
Jan                                 0.0775
Feb                                 0.0775
Mar                                 0.0775
Apr                                 0.0775
May                                 0.0775
Jun                                 0.0775
Jul                                 0.0775
Aug                                 0.0775

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              14.1
                                    14.18
                                    14.51
                                    14.44
                                    14.56
                                    14.51
                                    14.48
                                    14.46
                                    14.77
                                    14.68
                                    15.01
                                    14.94
                                    14.8
                                    14.63
                                    14.55
                                    14.72
                                    14.75
                                    14.81
                                    15.05
                                    15.04
                                    14.78
                                    14.89
                                    14.91
                                    14.8
                                    14.9
                                    14.97
                                    15.06
                                    15.07
                                    14.97
                                    15.06
                                    14.72
                                    14.18
                                    13.75
                                    13.51
                                    13.08
                                    13.09
                                    13.25
                                    13.51
                                    13.4
                                    13.36
                                    13.25
                                    13.28
                                    13.62
                                    13.8
                                    13.79
                                    13.7
                                    13.79
                                    14.2
                                    14.36
                                    14.49
8/31/04                             14.21


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0287 per share.

Nuveen California Municipal Market Opportunity Fund, Inc.
NCO

Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $14.45
------------------------------------
Common Share
Net Asset Value               $15.67
------------------------------------
Premium/(Discount) to NAV     -7.79%
------------------------------------
Market Yield                   6.56%
------------------------------------
Taxable-Equivalent Yield1     10.02%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $127,743
------------------------------------
Average Effective
Maturity (Years)               18.45
------------------------------------
Leverage-Adjusted Duration      9.67
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/17/90)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year         10.63%        12.86%
------------------------------------
5-Year          3.41%         7.53%
------------------------------------
10-Year         5.99%         7.01%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           23%
------------------------------------
Tax Obligation/General           22%
------------------------------------
Transportation                   17%
------------------------------------
Water and Sewer                  12%
------------------------------------
Healthcare                        8%
------------------------------------
Utilities                         6%
------------------------------------
Education and
  Civic Organizations             5%
------------------------------------
Consumer Staples                  3%
------------------------------------
U.S. Guaranteed                   3%
------------------------------------
Other                             1%
------------------------------------


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed                 55%
AA                                  17%
A                                   13%
BBB                                 10%
NR                                   3%
BB or Lower                          2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                                 0.078
Oct                                 0.078
Nov                                 0.078
Dec                                 0.079
Jan                                 0.079
Feb                                 0.079
Mar                                 0.079
Apr                                 0.079
May                                 0.079
Jun                                 0.079
Jul                                 0.079
Aug                                 0.079


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              14.4
                                    14.26
                                    14.29
                                    14.35
                                    14.6
                                    14.41
                                    14.48
                                    14.41
                                    14.7
                                    14.57
                                    14.54
                                    14.63
                                    14.68
                                    14.69
                                    14.73
                                    14.64
                                    14.73
                                    14.86
                                    14.85
                                    15
                                    14.86
                                    15.02
                                    15.27
                                    15.11
                                    15.16
                                    15.22
                                    15.5
                                    15.4
                                    15.36
                                    15.35
                                    15.01
                                    14.49
                                    13.8
                                    13.53
                                    13.22
                                    13.03
                                    13.29
                                    13.81
                                    13.7
                                    13.62
                                    13.45
                                    13.48
                                    13.85
                                    13.98
                                    13.76
                                    13.78
                                    13.86
                                    14.27
                                    14.26
                                    14.38
8/31/04                             14.33


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2003 of $0.0070 per share.

Nuveen California Investment Quality Municipal Fund, Inc.
NQC

Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $14.80
------------------------------------
Common Share
Net Asset Value               $15.65
------------------------------------
Premium/(Discount) to NAV     -5.43%
------------------------------------
Market Yield                   6.45%
------------------------------------
Taxable-Equivalent Yield1      9.85%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $212,509
------------------------------------
Average Effective
Maturity (Years)               18.13
------------------------------------
Leverage-Adjusted Duration      8.69
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          8.94%        11.11%
------------------------------------
5-Year          4.70%         7.68%
------------------------------------
10-Year         6.02%         6.90%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           28%
------------------------------------
Transportation                   19%
------------------------------------
Tax Obligation/General           17%
------------------------------------
Education and
  Civic Organizations            10%
------------------------------------
Healthcare                        8%
------------------------------------
Water and Sewer                   7%
------------------------------------
Utilities                         6%
------------------------------------
Other                             5%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed                 63%
AA                                  12%
A                                   13%
BBB                                  9%
NR                                   1%
BB or Lower                          2%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                                 0.0795
Oct                                 0.0795
Nov                                 0.0795
Dec                                 0.0795
Jan                                 0.0795
Feb                                 0.0795
Mar                                 0.0795
Apr                                 0.0795
May                                 0.0795
Jun                                 0.0795
Jul                                 0.0795
Aug                                 0.0795

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              14.62
                                    14.54
                                    14.67
                                    14.61
                                    14.7
                                    14.54
                                    14.59
                                    14.72
                                    14.85
                                    14.68
                                    14.77
                                    14.81
                                    14.9
                                    14.83
                                    14.76
                                    14.83
                                    14.7
                                    14.86
                                    14.98
                                    15.07
                                    15.02
                                    15.06
                                    15.05
                                    15.11
                                    15.18
                                    15.31
                                    15.47
                                    15.6
                                    15.48
                                    15.26
                                    14.81
                                    14.57
                                    14.04
                                    14.15
                                    13.48
                                    13.39
                                    13.53
                                    13.79
                                    13.7
                                    13.61
                                    13.47
                                    13.58
                                    13.91
                                    14.13
                                    14.03
                                    13.99
                                    14.17
                                    14.43
                                    14.42
                                    14.83
8/31/04                             14.64


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.1159 per share.

Nuveen California Select Quality Municipal Fund, Inc.
NVC

Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $14.81
------------------------------------
Common Share
Net Asset Value               $15.63
------------------------------------
Premium/(Discount) to NAV     -5.25%
------------------------------------
Market Yield                   6.52%
------------------------------------
Taxable-Equivalent Yield1      9.95%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $360,938
------------------------------------
Average Effective
Maturity (Years)               18.48
------------------------------------
Leverage-Adjusted Duration      8.13
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year         12.38%        11.97%
------------------------------------
5-Year          5.07%         7.88%
------------------------------------
10-Year         7.08%         7.30%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           18%
------------------------------------
Tax Obligation/General           18%
------------------------------------
Utilities                        14%
------------------------------------
Transportation                   13%
------------------------------------
Healthcare                       11%
------------------------------------
Water and Sewer                   9%
------------------------------------
U.S. Guaranteed                   7%
------------------------------------
Consumer Staples                  3%
------------------------------------
Other                             7%
------------------------------------


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed                 66%
AA                                   6%
A                                   18%
BBB                                  9%
NR                                   1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                                 0.0805
Oct                                 0.0805
Nov                                 0.0805
Dec                                 0.0805
Jan                                 0.0805
Feb                                 0.0805
Mar                                 0.0805
Apr                                 0.0805
May                                 0.0805
Jun                                 0.0805
Jul                                 0.0805
Aug                                 0.0805

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              14.46
                                    14.56
                                    14.79
                                    14.83
                                    14.9
                                    14.59
                                    14.71
                                    14.68
                                    15
                                    14.96
                                    14.8
                                    14.88
                                    14.94
                                    14.94
                                    14.95
                                    15.02
                                    15
                                    14.99
                                    15.16
                                    15.46
                                    15.18
                                    15.16
                                    15.24
                                    15.18
                                    15.35
                                    15.53
                                    15.72
                                    15.59
                                    15.48
                                    15.14
                                    14.73
                                    14.14
                                    13.87
                                    13.69
                                    13.13
                                    13.01
                                    13.45
                                    13.87
                                    13.89
                                    13.86
                                    13.75
                                    13.67
                                    14.37
                                    14.2
                                    14.32
                                    14.42
                                    14.56
                                    14.51
                                    14.48
                                    14.67
8/31/04                             14.66


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0759 per share.

Nuveen California Quality Income Municipal Fund, Inc.
NUC

Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $15.00
------------------------------------
Common Share
Net Asset Value               $15.49
------------------------------------
Premium/(Discount) to NAV     -3.16%
------------------------------------
Market Yield                   6.64%
------------------------------------
Taxable-Equivalent Yield1     10.14%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $340,873
------------------------------------
Average Effective
Maturity (Years)               18.79
------------------------------------
Leverage-Adjusted Duration      9.53
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.67%        11.76%
------------------------------------
5-Year          4.67%         7.18%
------------------------------------
10-Year         7.37%         7.26%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           27%
------------------------------------
Tax Obligation/General           17%
------------------------------------
Education and
  Civic Organizations            11%
------------------------------------
U.S. Guaranteed                  10%
------------------------------------
Utilities                         9%
------------------------------------
Transportation                    8%
------------------------------------
Healthcare                        8%
------------------------------------
Water and Sewer                   4%
------------------------------------
Consumer Staples                  4%
------------------------------------
Other                             2%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed                 59%
AA                                   6%
A                                   24%
BBB                                  8%
NR                                   2%
BB or Lower                          1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                                 0.083
Oct                                 0.083
Nov                                 0.083
Dec                                 0.083
Jan                                 0.083
Feb                                 0.083
Mar                                 0.083
Apr                                 0.083
May                                 0.083
Jun                                 0.083
Jul                                 0.083
Aug                                 0.083

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              14.92
                                    14.85
                                    15.12
                                    15.1
                                    15.07
                                    14.99
                                    15
                                    15.09
                                    15.24
                                    15.19
                                    15.08
                                    15.18
                                    15.27
                                    15.25
                                    15.33
                                    15.31
                                    15.52
                                    15.53
                                    15.62
                                    15.73
                                    15.54
                                    15.61
                                    15.63
                                    15.62
                                    15.74
                                    15.88
                                    15.97
                                    15.99
                                    15.72
                                    15.46
                                    15
                                    14.53
                                    14.21
                                    14.14
                                    13.9
                                    13.49
                                    13.59
                                    14.24
                                    14.44
                                    14.18
                                    14.19
                                    14.09
                                    14.76
                                    14.51
                                    14.62
                                    14.41
                                    14.5
                                    14.82
                                    14.71
                                    15.17
                                    15.01
                                    15.18
                                    15.27
                                    15.25
                                    15.33
                                    15.31
                                    15.52
                                    15.53
                                    15.62
                                    15.73
                                    15.54
                                    15.61
                                    15.63
                                    15.62
                                    15.74
                                    15.88
                                    15.97
                                    15.99
                                    15.72
                                    15.46
                                    15
                                    14.53
                                    14.21
                                    14.14
                                    13.9
                                    13.49
                                    13.59
                                    14.24
                                    14.44
                                    14.18
                                    14.19
                                    14.09
                                    14.76
                                    14.51
                                    14.62
                                    14.41
                                    14.5
                                    14.82
                                    14.71
                                    15.17
8/31/04                             15.01

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0657 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of August 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 15, 2004

                            Nuveen California Municipal Value Fund, Inc. (NCA)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.7%

$       2,400   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    1,986,456
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30

        2,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,334,475
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 0.6%

        1,500   California Statewide Community Development Authority,                12/06 at 105.00         N/R          1,498,290
                 Certificates of Participation, San Diego Space and Science
                 Foundation, Series 1996, 7.500%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.4%

        1,000   Arcadia, California, Hospital Revenue Bonds, Methodist               11/04 at 100.00        BBB+          1,004,770
                 Hospital of Southern California, Series 1992,
                 6.500%, 11/15/12

       12,000   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3         12,848,640
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30

        4,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          4,272,080
                 Revenue Refunding Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        5,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00        Baa2          5,133,150
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30

        1,440   Stockton, California, Health Facility Revenue Bonds,                 12/07 at 102.00        BBB+          1,547,395
                 Dameron Hospital Association, Series 1997A,
                 5.300%, 12/01/08

        1,730   West Contra Costa Healthcare District, California, Certificates       7/14 at 100.00         AAA          1,884,264
                 of Participation, Series 2004, 5.375%, 7/01/21 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.4%

        3,350   ABAG Finance Authority for Non-Profit Corporations,                     No Opt. Call        Baa2          3,665,101
                 California, Multifamily Housing Revenue Refunding Bonds,
                 United Dominion/2000 Post Apartments, Series 2000B,
                 6.400%, 8/15/30 (Alternative Minimum Tax) (Mandatory
                 put 8/15/08)

        2,600   California Statewide Community Development Authority,                 7/09 at 102.00         N/R          2,479,880
                 Multifamily Housing Revenue Bonds, Harbor City Lights,
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

        5,000   California Statewide Community Development Authority,                   No Opt. Call        BBB+          5,312,550
                 Multifamily Housing Refunding Bonds, Archstone
                 Communities Trust, Archstone Pelican Point Apartments,
                 Series 1999H, 5.300%, 6/01/29 (Mandatory put 6/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.3%

           65   California Rural Home Mortgage Finance Authority,                       No Opt. Call         Aaa             66,199
                 Single Family Mortgage Revenue Bonds, Mortgage-Backed
                 Securities Program, Series 1993A-2, 7.950%, 12/01/24
                 (Alternative Minimum Tax)

          630   California Rural Home Mortgage Finance Authority, Single                No Opt. Call         AAA            638,940
                 Family Mortgage Revenue Bonds, Mortgage-Backed
                 Securities Program, Series 1997D, 6.700%, 5/01/29
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.4%

        1,000   California Municipal Finance Authority, Solid Waste Disposal            No Opt. Call         BBB          1,002,150
                 Revenue Bonds, Waste Management Inc., Series 2004,
                 4.100%, 9/01/14 (Alternative Minimum Tax) (WI, settling
                 9/09/04) (Mandatory put 9/01/09)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.6%

                ABAG Finance Authority for Non-Profit Corporations, California,
                Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
        1,850    5.400%, 8/15/24                                                      8/14 at 100.00         BBB          1,882,023
        2,130    5.600%, 8/15/34                                                      8/14 at 100.00         BBB          2,177,222

        2,720   ABAG Finance Authority for Non-Profit Corporations,                  10/07 at 102.00         BB+          2,685,918
                 California, Certificates of Participation, American Baptist
                 Homes of the West, Series 1997A, 5.750%, 10/01/17


                                       19

                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       3,000   California Statewide Community Development Authority,                 4/09 at 101.00        BBB-     $    3,035,970
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

        2,000   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          2,069,220
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.750%, 5/15/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.0%

        7,500   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA          8,198,325
                 Series 2000, 5.750%, 3/01/27 - MBIA Insured

                California, General Obligation Bonds, Series 2004:
          500    5.000%, 2/01/20                                                      2/14 at 100.00           A            526,650
        5,200    5.000%, 2/01/21                                                      2/14 at 100.00           A          5,448,456
        2,000    5.300%, 4/01/29                                                      4/14 at 100.00           A          2,081,460
        2,850    5.250%, 4/01/34                                                      4/14 at 100.00           A          2,941,286

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,057,810
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

        3,200   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          3,364,192
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22 -
                 FSA Insured

        1,845   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,918,782
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

        2,000   Puerto Rico, Public Improvement General Obligation                      No Opt. Call         AAA          2,340,260
                 Refunding Bonds, Series 2001A, 5.500%, 7/01/20 -
                 MBIA Insured

        1,500   San Ramon Valley Unified School District, Contra Costa                8/13 at 100.00         AAA          1,568,550
                 County, California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured

        2,325   Temecula Valley Unified School District, Riverside County,            9/06 at 102.00         AAA          2,576,100
                 California, General Obligation Bonds, Series 1990F,
                 6.000%, 9/01/20 (Pre-refunded to 9/01/06) - FSA Insured

        1,460   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          1,544,476
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 37.0%

                Bell Community Redevelopment Agency, California, Tax
                Allocation Bonds, Bell Project Area, Series 2003:
        3,000    5.500%, 10/01/23 - RAAI Insured                                     10/13 at 100.00          AA          3,193,920
        1,000    5.625%, 10/01/33 - RAAI Insured                                     10/13 at 100.00          AA          1,053,340

                Burbank Redevelopment Agency, California, Tax Allocation
                Bonds, Golden State Redevelopment Project, Series 2003:
        1,700    5.625%, 12/01/28 - FGIC Insured                                     12/13 at 100.00         AAA          1,845,282
        5,010    5.750%, 12/01/33 - FGIC Insured                                     12/13 at 100.00         AAA          5,477,233

        2,400   Calexico Community Redevelopment Agency, California,                  8/13 at 102.00         AAA          2,447,472
                 Tax Allocation Bonds, Merged Central Business and
                 Residential District Project, Series 2003C,
                 5.000%, 8/01/28 - AMBAC Insured

                California, Economic Recovery Revenue Bonds, Series 2004A:
        3,400    5.000%, 7/01/15                                                      7/14 at 100.00         AA-          3,751,084
        2,000    5.000%, 7/01/16                                                      7/11 at 100.00         AA-          2,140,040

        9,000   California State Public Works Board, Lease Revenue Bonds,             1/06 at 100.00         AAA          9,323,460
                 Department of Corrections, State Substance Abuse
                 Treatment Facility and Corcoran II State Prison,
                 Series 1996A, 5.250%, 1/01/21 - AMBAC Insured

        4,000   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          4,403,600
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 - MBIA Insured

        2,000   Capistrano Unified School District, Ladera, California,               9/09 at 102.00         N/R          2,032,780
                 Special Tax Bonds, Community Facilities District 98-2,
                 Series 1999, 5.750%, 9/01/29

        3,025   Chino Unified School District, California, Certificates               9/05 at 102.00         AAA          3,202,658
                 of Participation, Master Lease Program, Series 1995,
                 6.000%, 9/01/20 - FSA Insured

        2,800   Commerce Community Development Commission, California,                8/07 at 102.00         N/R          2,883,104
                 Subordinate Lien Tax Allocation Refunding Bonds,
                 Redevelopment Project 1, Series 1997B, 6.000%, 8/01/21

        2,000   Duarte Redevelopment Agency, California, Tax Allocation               9/07 at 102.00         N/R          2,154,740
                 Refunding Bonds, Amended Davis Addition Project Area,
                 Series 1997A, 6.700%, 9/01/14


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
$       3,800    5.500%, 6/01/33                                                      6/13 at 100.00          A-     $    3,907,236
        3,000    5.625%, 6/01/38                                                      6/13 at 100.00          A-          3,106,590

        2,750   Los Angeles County Schools, California, Certificates of               9/13 at 100.00         AAA          2,796,860
                 Participation, Pooled Financing Program, Regionalized
                 Business Services Corporation, Series 2003A,
                 5.000%, 9/01/28 - FSA Insured

        3,685   Milpitas, California, Local Improvement District 20 Limited           9/04 at 103.00         N/R          3,839,881
                 Obligation Bonds, Series 1998A, 5.650%, 9/02/13

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,045    5.250%, 9/01/22 - AMBAC Insured                                      9/14 at 100.00         AAA          1,130,742
        1,145    5.250%, 9/01/23 - AMBAC Insured                                      9/14 at 100.00         AAA          1,231,207
        1,255    5.250%, 9/01/24 - AMBAC Insured                                      9/14 at 100.00         AAA          1,342,122

          420   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA            468,061
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/18 - FGIC Insured

        8,000   Palmdale Elementary School District, Los Angeles County,              8/09 at 101.00         AAA          8,866,800
                 California, Special Tax Bonds, Community Facilities
                 District 90-1, Series 1999, 5.800%, 8/01/29 - FSA Insured

        3,300   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          3,428,337
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

          485   Riverside County, California, Subordinate Lien Mobile Home           10/04 at 100.00         N/R            422,406
                 Park Revenue Bonds, Bravo Mobile Home Park Project,
                 Series 1999B, 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, California, Mobile Home                  7/08 at 102.00         N/R          1,413,202
                 Park Revenue Bonds, Charter Oak Mobile Home Estates
                 Acquisition Project, Series 1998A, 5.700%, 7/01/28

        3,130   San Francisco Redevelopment Agency, California, Lease                 7/11 at 102.00         AAA          3,350,008
                 Revenue Bonds, Moscone Convention Center, Series 2004,
                 5.250%, 7/01/23 - AMBAC Insured

          345   San Jose Redevelopment Agency, California, Tax Allocation             2/06 at 100.00         AAA            348,767
                 Bonds, Merged Area Redevelopment Project, Series 1993,
                 5.000%, 8/01/20 - MBIA Insured

        2,750   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,899,463
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        1,700   Shafter Joint Powers Financing Authority, California, Lease           1/07 at 101.00          A-          1,847,900
                 Revenue Bonds, Community Correctional Facility Acquisition
                 Project, Series 1997A, 5.950%, 1/01/11

        1,000   Simi Valley, California, Certificates of Participation,               9/14 at 100.00         AAA          1,036,240
                 Series 2004, 5.000%, 9/01/24 (WI, settling 9/02/04) -
                 AMBAC Insured

        3,845   Ventura County Superintendent of Schools, California,                12/11 at 100.00         AAA          3,901,906
                 Certificates Participation, Series 2003, 5.000%, 12/01/27 -
                 AMBAC Insured

        3,000   Virgin Islands Public Finance Authority, Gross Receipts              10/10 at 101.00         BBB          3,423,150
                 Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

        2,570   Vista Joint Powers Financing Authority, California, Special           9/05 at 102.00         N/R          2,630,858
                 Tax Lease Revenue Refunding Bonds, Community Facilities
                 District 90-2, Series 1997A, 5.875%, 9/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.3%

        5,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          4,307,930
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        1,250   Fresno, California, Airport Revenue Bonds, Series 2000A,              7/10 at 101.00         AAA          1,326,038
                 5.500%, 7/01/30 - FSA Insured

        5,000   San Francisco Airports Commission, California, Revenue                5/06 at 102.00         AAA          5,318,200
                 Bonds, San Francisco International Airport, Second Series,
                 Issue 10A, 5.625%, 5/01/21 (Alternative Minimum Tax) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 12.2%

        3,115   California Educational Facilities Authority, Revenue Bonds,           6/10 at 101.00     Baa3***          3,747,688
                 Pooled College and University Projects, Series 2000C,
                 6.750%, 6/01/30

        2,065   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          2,974,220
                 Securities Program, Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax)


                                       21


                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       2,500   Los Angeles Community Redevelopment Agency, California,               1/05 at 100.00      BBB***     $    2,562,725
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10

        4,808   Merced Irrigation District, California, Subordinated Revenue          3/08 at 102.00         AAA          5,687,576
                 Certificates of Participation, Electric System Project,
                 Series 2000, 7.450%, 3/01/18 (Pre-refunded to 3/01/08)

        8,565   Palmdale, California, GNMA Mortgage-Backed Securities                   No Opt. Call         AAA          4,925,732
                 Program, Single Family Mortgage Revenue Bonds,
                 Series 1988A, 0.000%, 3/01/17

       20,415   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA          8,972,188
                 Securities Program, Single Family Home Mortgage Revenue
                 Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative
                 Minimum Tax)

        2,220   South Placer Wastewater Authority, California, Wastewater            11/10 at 101.00         AAA          2,511,308
                 Revenue Bonds, Series 2000A, 5.000%, 11/01/20
                (Pre-refunded to 11/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.8%

        4,500   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          4,811,310
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        3,000   California Statewide Community Development Authority,                12/04 at 102.00         N/R          2,588,790
                 Refunding Certificates of Participation, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          500   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            527,540
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        3,300   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          3,420,877
                 Bonds, Electric System Project, Series 2001, 6.850%, 9/01/36

        3,470   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00        Baa3          3,717,096
                 Environmental Control Facilities Financing Authority,
                 Cogeneration Facility Revenue Bonds, Series 2000A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.2%

          500   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA            523,200
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        5,000   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA          5,229,750
                 of Participation, Series 2003, 5.250%, 2/01/27 - FGIC Insured

        1,580   San Diego County Water Authority, California, Water                   5/12 at 101.00         AAA          1,610,510
                 Revenue Refunding Certificates of Participation,
                 Series 2002A, 5.000%, 5/01/26 - MBIA Insured

        3,500   Woodbridge Irrigation District, California, Certificates              7/13 at 100.00        BBB+          3,568,250
                 of Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
$     258,083   Total Long-Term Investments (cost $237,126,678) - 98.9%                                                 254,722,417
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      2,827,927
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  257,550,344
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                            Portfolio of
                                    INVESTMENTS August 31, 2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.4%

$       6,125   California County Tobacco Securitization Agency,                      6/12 at 100.00        Baa3     $    6,070,978
                 Tobacco Settlement Asset-Backed Bonds, Sonoma
                 County Tobacco Funding Corporation, Series 2002B,
                 5.125%, 6/01/20

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,804,700
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.8%

        4,730   California Infrastructure Economic Development Bank,                 10/11 at 101.00          A-          4,996,488
                 Revenue Bonds, J. David Gladstone Institutes, Series 2001,
                 5.500%, 10/01/21

        4,730   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          5,031,112
                 Series 2002A, 5.000%, 11/01/19 -  AMBAC Insured

        1,500   California Statewide Community Development Authority,                 8/12 at 100.00           A          1,545,510
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured

        2,000   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          2,184,660
                 Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.3%

        3,000   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3          3,212,160
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30

        2,780   California Health Facilities Financing Authority, Insured            11/04 at 101.00           A          2,815,528
                 Health Facility Revenue Refunding Bonds, Valley Memorial
                 Hospital, Series 1993A, 6.000%, 5/01/17

        5,500   California Statewide Community Development Authority,                 7/07 at 102.00         AA-          5,677,650
                 Refunding Certificates of Participation, St. Joseph Health
                 System, Series 1997, 5.125%, 7/01/17

        2,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          2,136,040
                 Revenue Refunding Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California, Series 1993:
        2,500    5.250%, 2/01/13                                                      2/05 at 100.00        Baa2          2,509,075
        4,665    5.000%, 2/01/23                                                      2/05 at 100.00        Baa2          4,467,111

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.7%

        5,000   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          5,294,550
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

        3,915   Los Angeles, California, GNMA Collateralized Multifamily              3/07 at 102.00         AAA          4,068,037
                 Housing Revenue Bonds, Ridgecroft Apartments,
                 Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)

        2,060   Los Angeles County Community Development Commission,                 11/04 at 100.00         Aaa          2,065,706
                 California, FHA-Insured Section 8 Mortgage Revenue
                 Refunding Bonds, Los Tomas Apartments, Series 1993,
                 6.500%, 7/15/23

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 31.9%

        6,435   California, General Obligation Veterans Welfare Bonds,               12/05 at 101.00           A          6,573,095
                 Series 2000BT, 5.375%, 12/01/16 (Alternative Minimum Tax)

                California, General Obligation Bonds, Series 2003:
        2,350    5.250%, 2/01/21                                                      8/13 at 100.00           A          2,509,330
        2,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          2,147,840

                California, General Obligation Bonds, Series 2004:
          500    5.000%, 2/01/23                                                      2/14 at 100.00           A            516,480
        3,950    5.200%, 4/01/26                                                      4/14 at 100.00           A          4,094,333
        2,345    5.300%, 4/01/29                                                      4/14 at 100.00           A          2,440,512
        3,400    5.250%, 4/01/34                                                      4/14 at 100.00           A          3,508,902


                                       23


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,550   Centinela Valley Union High School District, Los Angeles                No Opt. Call         AAA     $    3,890,197
                 County, California, General Obligation Bonds, Series 2002A,
                 5.250%, 2/01/26 - MBIA Insured

        2,500   Hawthorne School District, Los Angeles County, California,           11/08 at 102.00         AAA          2,743,325
                 General Obligation Bonds, Series 1997A, 5.500%, 5/01/22 -
                 FGIC Insured

        1,530   Long Beach Community College District, California, General            5/13 at 100.00         AAA          1,645,102
                 Obligation Bonds, Series 2003A, 5.000%, 5/01/18 -
                 MBIA Insured

        8,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          8,403,280
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25 -
                 FGIC Insured

        4,765   North Orange County Community College District, California,             No Opt. Call         AAA          1,400,529
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

        2,575   Oxnard School District, Ventura County, California, General           2/22 at 103.00         AAA          2,923,398
                 Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 -
                 MBIA Insured

        6,000   Puerto Rico, Public Improvement Bond Payment Obligation,                No Opt. Call         AAA          7,316,520
                 Series 1993, 7.000%, 7/01/10 - MBIA Insured

                Riverside Community College District, California, General
                Obligation Bonds, Series 2004A:
        1,485    5.250%, 8/01/25 - MBIA Insured                                       8/14 at 100.00         AAA          1,581,198
        1,980    5.250%, 8/01/26 - MBIA Insured                                       8/14 at 100.00         AAA          2,096,860

        4,000   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          4,522,960
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/22 - FSA Insured

        3,000   San Jose-Evergreen Community College District, Santa                  9/10 at 100.00         AAA          3,409,170
                 Clara County, California, General Obligation Bonds,
                 Series 2000B, 5.600%, 9/01/24 - FGIC Insured

        2,200   Santa Maria Joint Union High School District,                           No Opt. Call         Aaa          2,556,598
                 Santa Barbara and San Luis Obispo Counties, California,
                 General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 30.2%

                California, Economic Recovery Revenue Bonds, Series 2004A:
        4,170    5.000%, 7/01/15                                                      7/14 at 100.00         AA-          4,600,594
        2,500    5.000%, 7/01/16                                                      7/11 at 100.00         AA-          2,675,050

        1,575   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00          A-          1,701,032
                 Department of General Services, Series 2003D,
                 5.500%, 6/01/20

        3,010   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          3,286,198
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19

        5,045   California State Public Works Board, Lease Revenue                    3/12 at 100.00         AAA          5,367,779
                 Bonds, Department of Corrections, Series 2002A,
                 5.250%, 3/01/22 - AMBAC Insured

        2,500   Corona Public Financing Authority, California, Superior               9/09 at 102.00         AAA          2,638,675
                 Lien Revenue Bonds, Series 1999A, 5.000%, 9/01/20 -
                 FSA Insured

        3,750   Golden State Tobacco Securitization Corporation,                      6/13 at 100.00          A-          3,855,825
                 California, Enhanced Tobacco Settlement Asset-Backed
                 Bonds, Series 2003B, 5.500%, 6/01/33

        2,000   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          2,255,060
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

        8,800   Orange County, California, Recovery Certificates of                   7/06 at 102.00         AAA          9,536,384
                 Participation, Series 1996A, 6.000%, 7/01/26 - MBIA Insured

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,041,200
                 Bonds, Project Area 1, Series 2003, 5.000%, 8/01/23 -
                 MBIA Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          4,155,560
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

        1,000   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA          1,139,230
                 Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Santa Clara Redevelopment Agency, California, Tax Allocation
                Bonds, Bayshore North Project, Series 2003:
$       3,850    5.000%, 6/01/19 - MBIA Insured                                       6/13 at 100.00         AAA     $    4,098,017
        2,695    5.000%, 6/01/20 - MBIA Insured                                       6/13 at 100.00         AAA          2,852,361
        2,000    5.000%, 6/01/21 - MBIA Insured                                       6/13 at 100.00         AAA          2,104,800
        3,115    5.000%, 6/01/22 - MBIA Insured                                       6/13 at 100.00         AAA          3,259,692

                Sweetwater Union High School District, San Diego County,
                California, Certificates of Participation, Series 2002:
        2,000    5.000%, 9/01/23 - FSA Insured                                        9/12 at 102.00         AAA          2,082,280
        4,015    5.000%, 9/01/24 - FSA Insured                                        9/12 at 102.00         AAA          4,160,504

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 29.3%

        5,360   California Infrastructure Economic Development Bank,                  7/13 at 100.00         AAA          5,602,969
                 First Lien Revenue Bonds, San Francisco Bay Area Toll
                 Bridge, Series 2003A, 5.000%, 7/01/23 - FSA Insured

        6,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          4,989,400
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                Long Beach, California, Harbor Revenue Bonds, Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                            5/10 at 101.00         AA-          3,072,335
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax)                            5/10 at 101.00         AA-         13,176,305

                Orange County, California, Airport Revenue Refunding Bonds,
                John Wayne Airport, Series 2003:
        1,835    4.500%, 7/01/14 - FSA Insured                                        7/13 at 100.00         AAA          1,947,522
        2,500    5.000%, 7/01/17 - FSA Insured                                        7/13 at 100.00         AAA          2,696,925

        8,550   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          9,203,562
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        1,400   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,509,186
                 5.250%, 11/01/20 - FGIC Insured

       14,000   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA         14,675,920
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 25, 5.500%, 5/01/24 (Alternative
                 Minimum Tax) - FSA Insured

        2,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          2,064,480
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.000%, 5/01/23 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 3.7%

        1,590   California Statewide Community Development Authority,                   No Opt. Call      N/R***          1,683,794
                 Certificates of Participation, Insured Hospital Revenue
                 Refunding Bonds, Triad Healthcare, Series 1992,
                 6.250%, 8/01/06

        4,000   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          5,761,200
                 Securities Program, Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.6%

          747   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00         N/R            110,232
                 Disposal Revenue Bonds, CanFibre of Riverside, Series 1997A,
                 9.000%, 7/01/19 (Alternative Minimum Tax)#

        5,250   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          5,613,195
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        5,160   California Statewide Community Development Authority,                12/04 at 102.00         N/R          4,452,719
                 Refunding Certificates of Participation, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          725   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            764,933
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        4,100   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          4,246,370
                 Bonds, Electric System Project, Series 2001, 6.750%, 9/01/31

       10,450   Orange County Public Financing Authority, California, Waste             No Opt. Call         Aaa         11,578,809
                 Management System Revenue Refunding Bonds, Series 1997,
                 5.250%, 12/01/13 (Alternative Minimum Tax) -
                 AMBAC Insured

          500   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA            533,965
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 -
                 FSA Insured


                                       25


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.8%

$       2,500   California Department of Water Resources, Water System                6/13 at 100.00         AAA     $    2,774,425
                 Revenue Bonds, Central Valley Project, Series 2003Y,
                 5.250%, 12/01/16 - FGIC Insured

        4,770   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          5,228,206
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 -
                 MBIA Insured

        2,500   Pajaro Valley Water Management Agency, California,                    3/09 at 101.00         AAA          2,739,150
                 Revenue Certificates of Participation, Series 1999A,
                 5.750%, 3/01/29 - AMBAC Insured

        5,985   Sacramento County Sanitation District Financing Authority,           12/10 at 101.00          AA          6,715,828
                 California, Revenue Bonds, Series 2000A, 5.250%, 12/01/12

        4,000   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA          4,636,000
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

        4,585   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA          4,963,675
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured

        1,700   South Gate Utility Authority, California, Subordinate Revenue        10/11 at 102.00         AAA          1,781,481
                 Bonds, Water and Sewer System Projects, Series 2001,
                 5.000%, 10/01/22 - FGIC Insured

          945   Woodbridge Irrigation District, California, Certificates              7/13 at 100.00        BBB+            963,426
                 of Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
$     289,372   Total Long-Term Investments (cost $287,077,950) - 150.7%                                                303,455,187
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      3,851,708
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.7)%                                                       (106,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  201,306,895
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    #    Non-income producing security. On January 1, 2002, CFR
                         Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen
                         Funds. CFRHoldings, Inc. determined that a sale of the facility was in the best interest of the shareholders and proceeded accordingly.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       26

                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.8%

$       4,305   California County Tobacco Securitization Agency,                      6/12 at 100.00        Baa3     $    4,267,030
                 Tobacco Settlement Asset-Backed Bonds, Sonoma County
                 Tobacco Funding Corporation, Series 2002B, 5.125%, 6/01/20

        2,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          1,867,580
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.9%

        1,530   University of California, Certificates of Participation,              1/10 at 101.00         Aa2          1,620,851
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/20

        6,580   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00         Aa2          7,219,247
                 Projects, Series 2000K, 5.000%, 9/01/13

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.9%

        2,000   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3          2,141,440
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30

        3,200   California Infrastructure Economic Development Bank,                  8/11 at 102.00           A          3,294,592
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

        1,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          1,068,020
                 Revenue Refunding Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        5,930   Central California Joint Powers Health Finance Authority,             2/05 at 100.00        Baa2          5,678,449
                 Certificates of Participation, Community Hospitals of Central
                 California, Series 1993, 5.000%, 2/01/23

        3,000   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/04 at 101.00         BB+          3,037,290
                 University Medical Center, Series 1993A, 6.500%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.3%

        1,550   San Bernardino County Housing Authority, California,                    No Opt. Call        BBB+          1,662,127
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential Properties/Redlands Lawn and Tennis Apartments,
                 Series 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.7%

        4,950   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA          5,410,895
                 Series 2000, 5.750%, 3/01/27 - MBIA Insured

        5,000   California, General Obligation Veterans Welfare Bonds,               12/05 at 101.00           A          5,107,300
                 Series 2000BT, 5.375%, 12/01/16 (Alternative Minimum Tax)

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          1,081,520
        1,400    5.250%, 2/01/20                                                      8/13 at 100.00           A          1,502,424
        1,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          1,073,920

                California, General Obligation Bonds, Series 2004:
        3,000    5.000%, 2/01/23                                                      2/14 at 100.00           A          3,098,880
        2,500    5.125%, 4/01/23                                                      4/14 at 100.00           A          2,613,525
        2,100    5.250%, 4/01/34                                                      4/14 at 100.00           A          2,167,263

        2,670   Coast Community College District, Orange County, California,          8/13 at 100.00         AAA          2,824,353
                 General Obligation Refunding Bonds, Series 2003A,
                 5.000%, 8/01/21 - MBIA Insured

        5,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          5,252,050
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25 -
                 FGIC Insured

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,686,475
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

        1,000   Pomona Unified School District, Los Angeles County, California,       8/11 at 103.00         AAA          1,189,010
                 General Obligation Refunding Bonds, Series 1997A,
                 6.150%, 8/01/15 - MBIA Insured

        2,000   Riverside Community College District, California, General             8/14 at 100.00         AAA          2,142,840
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24 -
                 MBIA Insured


                                       27

                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       5,000   San Diego Unified School District, California, General                7/10 at 100.00         AAA     $    5,544,750
                 Obligation Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/21 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 35.9%

                California, Economic Recovery Revenue Bonds, Series 2004A:
        2,700    5.000%, 7/01/15                                                      7/14 at 100.00         AA-          2,978,802
        2,000    5.000%, 7/01/16                                                      7/11 at 100.00         AA-          2,140,040

        2,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          2,183,520
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19

        3,000   Los Angeles County Public Works Financing Authority,                 10/07 at 101.00          AA          3,098,970
                 California, Revenue Bonds, Regional Park and Open Space
                 District, Series 1997A, 5.000%, 10/01/19

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,375    5.250%, 9/01/25 - AMBAC Insured                                      9/14 at 100.00         AAA          1,461,295
        1,500    5.250%, 9/01/26 - AMBAC Insured                                      9/14 at 100.00         AAA          1,585,470

        2,000   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          2,079,880
                 Master Plan Financing, Series 2001, 5.000%, 8/01/21 -
                 MBIA Insured

        1,000   Ontario, California, Special Tax Bonds, Community Facilities          9/06 at 102.00         N/R          1,047,980
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

       10,900   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         14,969,624
                 County, California, Revenue Refunding Bonds,
                 Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 -
                 MBIA Insured

        2,500   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA          2,866,825
                 Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        2,255   San Bernardino County, California, Certificates of Participation,     8/05 at 102.00         AAA          2,363,826
                 Medical Center Financing Project, Series 1995,
                 5.500%, 8/01/22 - MBIA Insured

        1,200   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          1,265,220
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        7,000   Union City Community Redevelopment Agency, California,               10/09 at 101.00         AAA          7,726,530
                 Tax Allocation Revenue Bonds, Redevelopment Project,
                 Series 1999, 5.750%, 10/01/32 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 26.3%

        4,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          3,070,400
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        8,500   Long Beach, California, Harbor Revenue Bonds,                         5/10 at 101.00         AA-          9,530,965
                 Series 2000A, 5.750%, 5/15/14 (Alternative Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          5,651,310
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        5,000   Sacramento County, California, Airport System Revenue                 7/06 at 102.00         AAA          5,369,850
                 Bonds, Series 1996A, 5.900%, 7/01/24 (Alternative
                 Minimum Tax) - MBIA Insured

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2000, Issue 25:
        2,515    5.500%, 5/01/24 (Alternative Minimum Tax) - FSA Insured              5/10 at 101.00         AAA          2,636,424
        3,100    5.750%, 5/01/30 (Alternative Minimum Tax) - FSA Insured              5/10 at 101.00         AAA          3,334,639

        2,500   San Francisco Airports Commission, California, Special                1/08 at 102.00         AAA          2,757,100
                 Facilities Lease Revenue Bonds, San Francisco International
                 Airport, SFO Fuel Company LLC, Series 2000A,
                 6.125%, 1/01/27 (Alternative Minimum Tax) - FSA Insured

        1,250   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA          1,304,950
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 26B, 5.000%, 5/01/21 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 4.2%

        4,000   Pomona, California, GNMA/FHLMC Collateralized Single                    No Opt. Call         AAA          5,373,000
                 Family Mortgage Revenue Refunding Bonds, Series 1990B,
                 7.500%, 8/01/23


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.4%

$       1,500   California Pollution Control Financing Authority, Revenue             9/09 at 101.00         AAA     $    1,592,685
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999A, 5.450%, 9/01/29 - MBIA Insured

          492   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00         N/R             72,592
                 Disposal Revenue Bonds, CanFibre of Riverside,
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)#

        3,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          3,207,540
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        4,500   California Statewide Community Development Authority,                12/04 at 102.00         N/R          3,883,185
                 Refunding Certificates of Participation, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          500   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            527,540
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

                Merced Irrigation District, California, Revenue Refunding
                Bonds, Electric System Project, Series 2001:
        1,650    6.750%, 9/01/31                                                      9/05 at 102.00        Baa3          1,708,905
        1,000    6.850%, 9/01/36                                                      9/05 at 102.00        Baa3          1,036,630

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.8%

        4,000   California Department of Water Resources, Water System               12/11 at 100.00          AA          4,527,280
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/15

        1,030   California Department of Water Resources, Water System                  No Opt. Call         AAA          1,199,775
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.500%, 12/01/17 - FGIC Insured

        4,000   Los Angeles, California, Wastewater System Revenue Bonds,            11/04 at 101.00         AAA          4,023,720
                 Series 1993D, 4.700%, 11/01/19 - FGIC Insured

        2,000   San Francisco City and County Public Utilities Commission,            4/13 at 100.00         AAA          2,171,720
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured

       10,000   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA         10,825,900
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     179,432   Total Long-Term Investments (cost $177,996,560) - 151.2%                                                193,125,923
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      2,617,398
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.2)%                                                        (68,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  127,743,321
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFRHoldings, Inc. determined that a sale of the facility was in the best interest of the shareholders and proceeded accordingly.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                            Portfolio of
                                 INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.4%

$       1,000   Southern California Tobacco Securitization Authority,                 6/12 at 100.00         BBB     $      815,630
                 Tobacco Settlement Asset-Backed Bonds, Senior Series
                 2001A, 5.500%, 6/01/36

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.7%

        5,000   California Educational Facilities Authority, Revenue Bonds,          10/06 at 102.00         AAA          5,071,450
                 Chapman University, Series 1996, 5.125%, 10/01/26 -
                 CONNIE LEE/AMBAC Insured

        3,000   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          3,292,470
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

        6,000   California State Public Works Board, Lease Revenue Bonds,            10/07 at 102.00          A-          6,280,140
                 California State University Projects, Series 1997C,
                 5.400%, 10/01/22

        2,500   Long Beach Bond Financing Authority, California, Lease               11/11 at 101.00         AAA          2,601,650
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.250%, 11/01/30 -
                 AMBAC Insured

        2,540   University of California, Revenue Bonds, Research                     9/09 at 101.00         AAA          2,604,033
                 Facilities, Series 2001E, 5.000%, 9/01/25 - AMBAC Insured

                University of California, Revenue Bonds, Multi-Purpose
                Projects, Series 2003A:
        9,270    5.125%, 5/15/16 - AMBAC Insured                                      5/13 at 100.00         AAA         10,176,235
        3,000    5.125%, 5/15/17 - AMBAC Insured                                      5/13 at 100.00         AAA          3,276,990

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.0%

        2,110   California Health Facilities Financing Authority, Revenue            10/08 at 101.00         AAA          2,341,193
                 Bonds, Kaiser Permanente System, Series 1998B,
                 5.250%, 10/01/12

        3,000   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3          3,212,160
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30

        3,000   California Health Facilities Financing Authority, Revenue             7/14 at 100.00        BBB+          2,945,250
                 Bonds, Catholic Healthcare West, Series 2004G,
                 5.250%, 7/01/23

        2,145   California Statewide Community Development Authority,                   No Opt. Call           A          2,305,317
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California, Series 1993:
        1,750    5.250%, 2/01/13                                                      2/05 at 100.00        Baa2          1,756,353
        6,820    5.500%, 2/01/15                                                      2/05 at 100.00        Baa2          6,842,642

        5,000   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/04 at 101.00         BB+          5,062,150
                 University Medical Center, Series 1993A, 6.500%, 12/01/18

        1,000   Stockton, California, Health Facility Revenue Bonds,                 12/07 at 102.00        BBB+          1,051,770
                 Dameron Hospital Association, Series 1997A,
                 5.700%, 12/01/14

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.2%

        6,500   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          6,882,915
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.4%

        2,945   California Statewide Community Development Authority,                 4/09 at 101.00        BBB-          2,980,311
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.0%

                California, Various Purpose General Obligation Bonds,
                Series 2000:
        4,075    5.250%, 9/01/20                                                      9/10 at 100.00           A          4,362,736
       14,000    5.750%, 3/01/27 - MBIA Insured                                       3/10 at 101.00         AAA         15,303,540

        2,400   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/20    8/13 at 100.00           A          2,575,584


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                California, General Obligation Bonds, Series 2004:
$       1,000    5.000%, 2/01/21                                                      2/14 at 100.00           A     $    1,047,780
        3,150    5.250%, 4/01/34                                                      4/14 at 100.00           A          3,250,895

        2,395   Fontana Unified School District, San Bernardino County,               5/09 at 102.00         AAA          2,715,667
                 California, General Obligation Refunding Bonds,
                 Series 1997D, 5.800%, 5/01/17 - FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds,                    9/11 at 100.00          AA         10,534,430
                 Series 2001A, 5.000%, 9/01/21

        2,285   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          2,448,195
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/24 - FSA Insured

        1,100   Newhall School District, Los Angeles County, California,              8/12 at 101.00         AAA          1,197,658
                 General Obligation Bonds, Series 2002B, 5.375%, 8/01/22 -
                 FSA Insured

        3,250   Puerto Rico, Public Improvement General Obligation Refunding            No Opt. Call         AAA          3,802,923
                 Bonds, Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        1,835   Riverside Community College District, California, General             8/14 at 100.00         AAA          2,000,003
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/21 -
                 MBIA Insured

        3,500   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          3,957,590
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 41.3%

        4,460   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA-          4,920,540
                 Series 2004A, 5.000%, 7/01/15

        3,135   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,460,005
                 Department of General Services, Capital East End,
                 Series 2002A, 5.250%, 12/01/15 - AMBAC Insured

        3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          3,255,420
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        3,000   California State Public Works Board, Lease Revenue Bonds,            12/11 at 102.00         AAA          3,162,210
                 Department of Mental Health, Hospital Addition,
                 Series 2001A, 5.000%, 12/01/21 - AMBAC Insured

        2,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          2,065,920
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32

        1,595   Fontana Public Financing Authority, California, Tax Allocation        9/11 at 101.00         AAA          1,691,753
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2003A, 5.375%, 9/01/25 - AMBAC Insured

        2,250   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A-          2,333,160
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.625%, 6/01/33

                Los Angeles County Metropolitan Transportation Authority,
                California, Proposition C Second Senior Lien Sales Tax Revenue
                Bonds, Series 2000A:
        8,005    5.250%, 7/01/25 - FGIC Insured                                       7/10 at 101.00         AAA          8,385,478
        6,500    5.250%, 7/01/30 - FGIC Insured                                       7/10 at 101.00         AAA          6,758,440

        4,130   Manteca Unified School District, San Joaquin County,                  9/11 at 101.00         AAA          4,302,675
                 California, Special Tax Bonds, Community Facilities
                 District 89-2, Series 2001C, 5.000%, 9/01/23 - MBIA Insured

        1,685   Ontario, California, Special Tax Bonds, Community Facilities          9/06 at 102.00         N/R          1,765,846
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

        3,890   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          4,100,566
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/21 - AMBAC Insured

        3,600   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA          4,944,096
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,500   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,524,210
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.625%, 8/15/34

        9,825   Orange County, California, Recovery Certificates of                   7/06 at 102.00         AAA         10,647,156
                 Participation, Series 1996A, 6.000%, 7/01/26 - MBIA Insured

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,041,200
                 Bonds, Project Area 1, Series 2003, 5.000%, 8/01/23 -
                 MBIA Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          4,155,560
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36


                                       31

                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       4,000   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA     $    4,586,920
                 Revenue Refunding Bonds, Series 1993A,
                 5.400%, 11/01/20 - AMBAC Insured

        3,535   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          3,727,127
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,000   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,176,600
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

        2,840   Santa Clara Redevelopment Agency, California, Tax Allocation          6/13 at 100.00         AAA          2,955,134
                 Bonds, Bayshore North Project, Series 2003,
                 5.000%, 6/01/23 - MBIA Insured

        5,250   Santa Cruz County Redevelopment Agency, California,                   9/10 at 102.00         AAA          5,535,547
                 Subordinate Lien Tax Allocation Bonds, Live Oak and Soquel
                 Community Improvement Projects, Series 2000,
                 5.250%, 9/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 28.9%

       13,000   Alameda Corridor Transportation Authority, California,               10/09 at 101.00         AAA         13,173,550
                 Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 -
                 MBIA Insured

                Bay Area Toll Authority, California, Revenue Bonds, San
                Francisco Bay Area Toll Bridge, Series 2001D:
        3,875    5.000%, 4/01/12                                                      4/11 at 100.00          AA          4,249,364
        2,605    5.000%, 4/01/16                                                      4/11 at 100.00          AA          2,807,487

        6,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          4,989,400
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        9,980   Long Beach, California, Harbor Revenue Bonds, Series 2000A,           5/10 at 101.00         AA-         10,448,761
                 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          9,687,960
                 5.750%, 11/01/29 (Alternative  Minimum Tax) - FGIC Insured

       15,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         16,135,350
                  San Francisco International Airport, Second Series 2000,
                 Issue 24A, 5.750%, 5/01/30 (Alternative Minimum
                 Tax) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 3.1%

        3,000   California, Various Purpose General Obligation Bonds,                 3/05 at 101.00        A***          3,097,380
                 Series 1995, 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

          795   California Statewide Community Development Authority,                   No Opt. Call      N/R***            841,897
                 Certificates of Participation, Insured Hospital Revenue
                 Refunding Bonds, Triad Healthcare, Series 1992,
                 6.250%, 8/01/06

        2,500   Los Angeles Community Redevelopment Agency, California,               1/05 at 100.00      BBB***          2,562,725
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.4%

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        3,600    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          3,986,892
        6,000    5.125%, 5/01/18                                                      5/12 at 101.00          A2          6,415,080

        5,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          5,415,550
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/20 - FSA Insured

          700   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            738,556
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        3,210   Turlock Irrigation District, California, Electric Revenue Bonds,      1/13 at 100.00         AAA          3,474,440
                 Series 2003A, 5.000%, 1/01/16 - MBIA Insured


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.1%

$       4,000   California Department of Water Resources, Water System               12/11 at 100.00          AA     $    4,513,600
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/16

        4,000   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          4,411,520
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/19 -
                 MBIA Insured

        2,745   Northridge Water District, California, Revenue Certificates           2/11 at 101.00         AAA          2,927,378
                 of Participation, Series 2001, 5.250%, 2/01/21 - AMBAC Insured

        3,015   Oxnard Financing Authority, California, Wastewater Revenue            6/13 at 100.00         AAA          3,264,491
                 Bonds, Series 2003, 5.000%, 6/01/17 - FGIC Insured

                San Elijo Joint Powers Authority, San Diego County, California,
                Revenue Refunding Bonds, San Elijo Wastewater Facilities, Series 2003:
        1,245    5.000%, 3/01/16 - FSA Insured                                        3/12 at 101.00         AAA          1,350,660
        1,310    5.000%, 3/01/17 - FSA Insured                                        3/12 at 101.00         AAA          1,414,944

        3,430   Westlands Water District, California, Revenue Certificates            9/12 at 101.00         AAA          3,680,321
                 of Participation, Series 2002, 5.250%, 9/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     301,340   Total Long-Term Investments (cost $300,475,804) - 150.5%                                                319,778,529
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      4,730,624
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.7)%                                                       (112,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  212,509,153
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       33

                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.4%

$       4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    3,797,310
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        9,150   California Pollution Control Financing Authority, Sewerage           12/06 at 101.00          A+          9,443,440
                 and Solid Waste Disposal Facilities Revenue Bonds,
                 Anheuser-Busch Companies Inc., Series 1996,
                 5.750%, 12/01/30 (Alternative Minimum Tax)

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,804,700
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.5%

        5,125   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          5,308,731
                 Series 2001E, 5.000%, 9/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.8%

        9,500   California Pollution Control Financing Authority, Exempt             12/06 at 102.00         AAA         10,040,740
                 Facilities Revenue Bonds, Mobil Oil Corporation, Series 1996,
                 5.500%, 12/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.6%

        1,750   ABAG Finance Authority for Non-Profit Corporations,                   4/12 at 100.00           A          1,861,895
                 California, Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

       13,500   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3         14,454,720
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30

          545   California Health Facilities Financing Authority, Insured Health      1/05 at 102.00         AAA            549,774
                 Facility Revenue Refunding Bonds, Catholic Healthcare West,
                 Series 1994A, 4.750%, 7/01/19 - MBIA Insured

        5,000   California Statewide Community Development Authority,                 7/07 at 102.00         AA-          5,161,500
                 Refunding Certificates of Participation, St. Joseph Health
                 System, Series 1997, 5.125%, 7/01/17

       14,000   California Statewide Community Development Authority,                 7/10 at 101.00        BBB+         15,188,180
                 Certificates of Participation, Catholic Healthcare West,
                 Series 1999, 6.500%, 7/01/20

        2,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          2,136,040
                 Revenue Refunding Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        9,350   Loma Linda, California, Hospital Revenue Refunding Bonds,            12/04 at 101.00         AAA          9,672,388
                 Loma Linda University Medical Center, Series 1993C,
                 5.375%, 12/01/22 - MBIA Insured

        6,000   Madera County, California, Certificates of Participation,             3/05 at 102.00         AAA          6,223,800
                 Valley Children's Hospital Project, Series 1995,
                 5.750%, 3/15/28 - MBIA Insured

        1,050   Stockton, California, Health Facility Revenue Bonds,                 12/07 at 102.00        BBB+          1,120,718
                 Dameron Hospital Association, Series 1997A,
                 5.450%, 12/01/10

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.2%

          645   California Housing Finance Agency, Single Family Mortgage             5/05 at 102.00         AAA            654,998
                 Bonds, Senior Series 1995A-2, 6.350%, 8/01/15 (Alternative
                 Minimum Tax)

          255   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00         AAA            260,921
                 Bonds, Mezzanine Series 1995B-2, 6.250%, 8/01/14
                 (Alternative Minimum Tax) - AMBAC Insured

        1,440   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00         AAA          1,452,110
                 Bonds, Senior Series 1995B-2, 6.250%, 2/01/18 (Alternative
                 Minimum Tax)

       10,395   California Housing Finance Agency, Home Mortgage Revenue               8/10 at 27.19         AAA          1,975,674
                 Bonds, Series 2000T, 0.000%, 2/01/32 (Alternative Minimum
                 Tax) - MBIA Insured

        3,560   Puerto Rico Housing Bank and Finance Agency, Single Family            4/05 at 102.00         AAA          3,655,479
                 Mortgage Revenue Bonds, Affordable Housing Mortgage
                 Subsidy Program, Series 1995-I, 6.250%, 4/01/29
                 (Alternative Minimum Tax)


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.8%

$       4,720   California Pollution Control Financing Authority, Solid Waste           No Opt. Call         BBB     $    4,768,333
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002B, 4.450%, 7/01/27 (Alternative Minimum
                 Tax) (Mandatory put 7/01/05)

        5,000   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          5,230,850
                 Disposal Revenue Bonds, Republic Services Inc.,
                 Series 2002C, 5.250%, 6/01/23 (Alternative Minimum
                 Tax) (Mandatory put 12/01/17)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.1%

                California, Various Purpose General Obligation Bonds,
                Series 2000:
        4,700    5.625%, 5/01/22 - FGIC Insured                                       5/10 at 101.00         AAA          5,186,732
       10,000    5.750%, 3/01/27 - MBIA Insured                                       3/10 at 101.00         AAA         10,931,100

                California, General Obligation Bonds, Series 2003:
        3,750    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          4,055,700
        3,700    5.250%, 2/01/21                                                      8/13 at 100.00           A          3,950,860
        5,000    5.250%, 2/01/22                                                      8/13 at 100.00           A          5,304,800
        1,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          1,073,920

                California, General Obligation Bonds, Series 2004:
        3,800    5.000%, 2/01/21                                                      2/14 at 100.00           A          3,981,564
        3,700    5.125%, 4/01/25                                                      4/14 at 100.00           A          3,830,166
        1,850    5.200%, 4/01/26                                                      4/14 at 100.00           A          1,917,599

        1,880   Compton Community College District, Los Angeles County,               7/14 at 100.00         AAA          2,060,593
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 7/01/20 - MBIA Insured

                Fontana Unified School District, San Bernardino County,
                California, General Obligation Bonds, Series 2004:
        1,470    5.250%, 5/01/19 - MBIA Insured                                       5/14 at 100.00         AAA          1,619,132
        1,040    5.250%, 5/01/20 - MBIA Insured                                       5/14 at 100.00         AAA          1,138,519

        5,515   Fresno Unified School District, Fresno County, California,            8/09 at 102.00         AAA          5,782,202
                 General Obligation Bonds, Series 2001E, 5.000%, 8/01/25 -
                 FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds,                    9/11 at 100.00          AA         10,653,842
                 Series 2001A, 5.000%, 9/01/20

       13,020   Los Angeles Unified School District, California, General              7/08 at 101.00         AAA         13,413,855
                 Obligation Bonds, Series 1998B, 5.000%, 7/01/23 -
                 FGIC Insured

        6,030   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          6,333,972
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25 -
                 FGIC Insured

        2,200   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          2,287,978
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

        2,270   Pajaro Valley Unified School District, Santa Cruz County,             8/13 at 100.00         AAA          2,415,121
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/20 - FSA Insured

        5,000   Puerto Rico, Public Improvement General Obligation Refunding            No Opt. Call         AAA          5,850,650
                 Bonds, Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        2,000   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          2,093,720
                 County, California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

        3,760   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          3,936,194
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.5%

        2,870   Bell Community Redevelopment Agency, California, Tax                 10/13 at 100.00          AA          3,055,517
                 Allocation Bonds, Bell Project Area, Series 2003,
                 5.500%, 10/01/23 - RAAI Insured

        7,390   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA-          8,153,091
                 Series 2004A, 5.000%, 7/01/15

        3,765   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          4,135,702
                 Department of General Services, Capital East End,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

                California State Public Works Board, Lease Revenue Bonds,
                Department of Mental Health, Coalinga State Hospital, Series 2004A:
        4,000    5.500%, 6/01/21                                                      6/14 at 100.00          A-          4,314,240
        2,000    5.500%, 6/01/23                                                      6/14 at 100.00          A-          2,124,640


                                       35

                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
$       2,000    5.625%, 6/01/33                                                      6/13 at 100.00          A-     $    2,073,920
        2,500    5.625%, 6/01/38                                                      6/13 at 100.00          A-          2,588,825

        3,000   La Quinta Redevelopment Agency, California, Tax Allocation            9/11 at 102.00         AAA          3,161,070
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.000%, 9/01/21 - AMBAC Insured

        3,510   Long Beach Bond Financing Authority, California, Lease               10/07 at 102.00         AAA          3,548,294
                 Revenue and Refunding Bonds, Civic Center Project,
                 Series 1997A, 5.000%, 10/01/27 - MBIA Insured

       16,500   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA         16,900,620
                 California, Second Senior Lien Proposition C Sales Tax
                 Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        3,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          3,142,590
                 California, Second Senior Lien Proposition C Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25 -
                 FGIC Insured

        4,750   Montclair Redevelopment Agency, California, Revenue Bonds,           12/10 at 102.00         N/R          4,710,623
                 Monterey Manor Mobile Home Estates Project, Series 2000,
                 6.400%, 12/15/30

                Monterey County, California, Certificates of Participation,
                Master Plan Financing, Series 2001:
        2,075    5.000%, 8/01/19 - MBIA Insured                                       8/11 at 100.00         Aaa          2,184,498
        3,000    5.000%, 8/01/26 - MBIA Insured                                       8/11 at 100.00         Aaa          3,048,090

        2,580   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          2,875,229
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/18 - FGIC Insured

        3,605   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA          3,702,479
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured

        2,280   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          2,475,898
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.250%, 8/01/18 - AMBAC Insured

        1,000   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,015,870
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.500%, 8/15/24

          130   Riverside Public Financing Authority, California, Revenue             2/05 at 100.00         N/R            131,794
                 Bonds, Multiple Project Loans, Series 1991A,
                 8.000%, 2/01/18

        2,000   San Francisco State Building Authority, California, Lease            12/06 at 102.00         AAA          2,158,320
                 Revenue Bonds, San Francisco Civic Center Complex,
                 Series 1996A, 5.250%, 12/01/16 - AMBAC Insured

       10,000   San Jose Redevelopment Agency, California, Tax Allocation             8/08 at 102.00           A         10,156,900
                 Bonds, Merged Area Redevelopment Project, Series 1998,
                 5.250%, 8/01/29

        2,200   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,319,570
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        4,625   Santa Clara Redevelopment Agency, California, Tax Allocation            No Opt. Call         AAA          4,986,351
                 Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 -
                 MBIA Insured

                Solano County, California, Certificates of Participation,
                Series 2002:
        2,415    5.250%, 11/01/22 - MBIA Insured                                     11/12 at 100.00         AAA          2,568,884
        1,625    5.250%, 11/01/23 - MBIA Insured                                     11/12 at 100.00         AAA          1,719,380

        5,000   West Hollywood, California, Refunding Certificates of                 2/08 at 102.00         AAA          5,081,550
                 Participation, Series 1998, 5.000%, 2/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.7%

       10,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          8,059,800
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        8,300   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,363,163
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        7,500   Los Angeles Harbors Department, California, Revenue Bonds,            8/06 at 101.00         AAA          8,070,000
                 Series 1996, 6.200%, 8/01/25 (Alternative Minimum Tax) -
                 MBIA Insured

        1,500   Orange County, California, Airport Revenue Refunding Bonds,           7/13 at 100.00         AAA          1,607,730
                 John Wayne Airport, Series 2003, 5.000%, 7/01/18 -
                 FSA Insured

        2,000   Orange County Transportation Authority, California, Toll Road         8/13 at 100.00         AAA          2,128,340
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/20 - AMBAC Insured


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       8,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA     $    8,611,520
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       20,000   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA         21,513,800
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax) - FSA Insured

        5,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          5,433,600
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.250%, 5/01/18 -
                 FGIC Insured

        3,665   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          3,883,984
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28A, 5.250%, 5/01/18 (Alternative
                 Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 9.8%

        3,000   California Pollution Control Financing Authority, Solid Waste        11/04 at 100.00         Aaa          3,457,350
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17

        1,500   California State Public Works Board, Lease Revenue Bonds,             9/05 at 100.00       A3***          1,569,435
                 California State University System, Series 1995A,
                 6.000%, 9/01/15 (Pre-refunded to 9/01/05)

        2,110   Contra Costa County, California, GNMA Mortgage-Backed                 5/05 at 100.00         AAA          2,437,556
                 Securities Program, Home Mortgage  Revenue Bonds,
                 Series 1989, 7.700%, 11/01/09 (Alternative Minimum Tax)

        4,000   Los Angeles County Public Works Financing Authority,                 10/04 at 102.00      Aa3***          4,096,080
                 California, Revenue Bonds, Regional Park and Open Space
                 District, Series 1994A, 6.000%, 10/01/15 (Pre-refunded
                 to 10/01/04)

                Southern California Metropolitan Water District, Water
                Revenue Bonds, Series 1997A:
        2,105    5.000%, 7/01/26 (Pre-refunded to 1/01/08)                            1/08 at 101.00         AAA          2,321,184
        1,220    5.000%, 7/01/26 (Pre-refunded to 1/01/08)                            1/08 at 101.00         AAA          1,345,294

        1,705   Palm Springs Financing Authority, California, Tax Allocation          8/05 at 100.00      N/R***          1,790,557
                 Revenue Bonds, Agency Loans, Series 1991B,
                 6.800%, 8/01/11 (Pre-refunded to 8/01/05)

       10,000   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00        A***         11,727,900
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/31 (Pre-refunded to 7/01/10)

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,324,280
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista              3/09 at 102.00      N/R***          2,231,700
                 Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29 (Pre-refunded to 3/15/24 at 100)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 20.6%

        2,000   Anaheim Public Finance Authority, California, Revenue                10/12 at 100.00         AAA          2,199,700
                 Refunding Bonds, Electric Generating System, Series 2002B,
                 5.250%, 10/01/18 - FSA Insured

        1,810   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          1,965,624
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

       10,350   California Pollution Control Financing Authority, Revenue               No Opt. Call          A+         11,815,146
                 Bonds, San Diego Gas and Electric Company, Series 1991A,
                 6.800%, 6/01/15 (Alternative Minimum Tax)

        9,550   California Pollution Control Financing Authority, Revenue            12/04 at 100.00          A3          9,569,100
                 Bonds, Southern California Edison Company, Series 1991,
                 6.900%, 12/01/17 (Alternative Minimum Tax)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,500    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          2,768,675
        9,750    5.125%, 5/01/18                                                      5/12 at 101.00          A2         10,424,505

        4,000   Imperial Irrigation District, California, Certificates of            11/13 at 100.00         AAA          4,271,080
                 Participation, Electric System Revenue Bonds,
                 Series 2003, 5.250%, 11/01/23 - FSA Insured

        5,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          5,485,850
                 Power System Revenue Refunding Bonds, Series 2001A-2,
                 5.375%, 7/01/20 - MBIA Insured

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,266,096
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        5,225   Los Angeles, California, Revenue Bonds, Sanitation                    2/11 at 100.00         AAA          5,727,436
                 Equipment Charge, Series 2001A, 5.250%, 2/01/18 -
                 FSA Insured

        7,000   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          7,256,410
                 Bonds, Electric System Project, Series 2001, 6.850%, 9/01/36


                                       37

                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       4,360   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA     $    4,769,186
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 -
                 FSA Insured

        3,460   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          3,663,621
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

        3,060   Turlock Irrigation District, California, Electric Revenue Bonds,      1/13 at 100.00         AAA          3,334,849
                 Series 2003A, 5.000%, 1/01/15 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.1%

        7,000   Los Angeles, California, Wastewater System Revenue Bonds,             6/08 at 101.00         AAA          7,081,410
                 Series 1998A, 5.000%, 6/01/28 - FGIC Insured

        1,075   Southern California Metropolitan Water District, Water                1/08 at 101.00          AA          1,089,233
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/26

        2,525   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA          2,926,475
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

       17,670   San Francisco City and County Public Utilities Commission,           11/11 at 100.00         AAA         18,243,215
                 California, Water Revenue Bonds, Series 2001A,
                 5.000%, 11/01/24 - FSA Insured

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        2,120    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA          2,314,870
        2,960    5.250%, 10/01/20 - MBIA Insured                                      4/13 at 100.00         AAA          3,214,146

                Sweetwater Authority, California, Water Revenue Bonds,
                Series 2002:
        2,800    5.500%, 4/01/19 - FSA Insured                                        4/10 at 101.00         AAA          3,114,690
        9,055    5.000%, 4/01/22 - FSA Insured                                        4/10 at 101.00         AAA          9,417,381
------------------------------------------------------------------------------------------------------------------------------------
$     512,750   Total Long-Term Investments (cost $498,424,386) - 147.1%                                                530,806,436
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 6.1%                                                                     22,131,255
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.2)%                                                       (192,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  360,937,691
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       38

                            Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                            Portfolio of
                                 INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.5%

$       4,620   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    3,793,205
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        7,325   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          6,062,829
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30

        5,000   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          4,329,450
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002,
                 5.750%, 6/01/29

        9,320   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa3          8,023,029
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.3%

        8,975   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          9,849,973
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

        4,000   California State Public Works Board, Lease Revenue Refunding          3/06 at 102.00         AAA          4,284,840
                 Bonds, Community Colleges Projects, Series 1996B,
                 5.625%, 3/01/19 - AMBAC Insured

        6,400   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          6,770,944
                 Series 2002A, 5.000%, 11/01/20 - AMBAC Insured

        1,000   California Statewide Community Development Authority,                 4/06 at 101.00         AAA          1,065,940
                 Auxiliary Organization Revenue Certificates of Participation,
                 University Corporation - California State University -
                 Northridge, Series 1996, 6.000%, 4/01/26 - AMBAC Insured

        1,615   University of California, Certificates of Participation,              1/10 at 101.00         Aa2          1,704,552
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/21

        7,500   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00         Aa2          7,726,575
                 Projects, Series 2000K, 5.300%, 9/01/30

                University of California, Revenue Bonds, Research Facilities,
                Series 2001E:
        2,305    5.000%, 9/01/23 - AMBAC Insured                                      9/09 at 101.00         AAA          2,387,634
        5,150    5.000%, 9/01/24 - AMBAC Insured                                      9/09 at 101.00         AAA          5,313,564

                University of California, Revenue Bonds, Multi-Purpose Projects,
                Series 2002O:
        5,265    5.000%, 9/01/18 - FGIC Insured                                       9/10 at 101.00         AAA          5,628,232
       10,255    5.000%, 9/01/19 - FGIC Insured                                       9/10 at 101.00         AAA         10,847,124

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.6%

        1,750   ABAG Finance Authority for Non-Profit Corporations,                   4/12 at 100.00           A          1,861,895
                 California, Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

                California Health Facilities Financing Authority, Revenue
                Bonds, Cedars-Sinai Medical Center, Series 1999A:
       10,400    6.125%, 12/01/30                                                    12/09 at 101.00          A3         11,135,488
        7,700    6.250%, 12/01/34                                                    12/09 at 101.00          A3          8,262,408

        4,000   California Health Facilities Financing Authority, Insured Health     11/04 at 101.00           A          4,051,120
                 Facility Revenue Refunding Bonds, Valley Memorial Hospital,
                 Series 1993A, 6.000%, 5/01/17

                California Statewide Community Development Authority,
                Certificates of Participation, Cedars-Sinai Medical Center,
                Series 1992:
        1,160    6.500%, 8/01/12                                                        No Opt. Call          A3          1,313,271
        4,140    6.500%, 8/01/15                                                      2/05 at 100.00          A3          4,154,945

        5,355   California Statewide Community Development Authority,                   No Opt. Call           A          5,755,233
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        3,110   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/04 at 101.00         BB+          3,148,657
                 University Medical Center, Series 1993A, 6.500%, 12/01/18


                                       39

                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.0%

$       5,250   California Housing Finance Agency, Multi-Unit Rental Housing          2/05 at 100.00         Aa3     $    5,257,823
                 Revenue Bonds, Series 1992B-II, 6.700%, 8/01/15

        1,000   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          1,058,170
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 5.100%, 5/15/25 (Mandatory
                 put 5/17/10)

        1,770   Stanton, California, Multifamily Housing Revenue Bonds,               8/07 at 102.00         AAA          1,899,228
                 Continental Gardens Apartments, Series 1997,
                 5.625%, 8/01/29 (Alternative Minimum Tax) (Mandatory
                 put 8/01/09)

                Yolo County Housing Authority, California, Revenue Refunding
                Bonds, Russell Park Apartments, Series 1992A:
          865    6.900%, 11/01/08                                                    11/04 at 101.00         Aa2            875,968
        1,030    7.000%, 11/01/14                                                    11/04 at 101.00         Aa2          1,042,175

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

       10,370   California Housing Finance Agency, Home Mortgage Revenue               8/10 at 27.19         AAA          1,970,922
                 Bonds, Series 2000T, 0.000%, 2/01/32 (Alternative
                 Minimum Tax) - MBIA Insured

          180   Riverside County, California, GNMA Mortgage-Backed                      No Opt. Call         AAA            181,750
                 Securities Program, Single Family Mortgage Revenue
                 Bonds, Series 1989B, 7.600%, 11/01/19 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.4%

        1,900   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,073,432
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/20 -
                 FSA Insured

       13,665   California, General Obligation Veterans Welfare Bonds,               12/04 at 101.00           A         13,732,095
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

        1,500   California, Various Purpose General Obligation Bonds,                 6/10 at 100.00           A          1,601,670
                 Series 2000, 5.500%, 6/01/25

        6,085   California, General Obligation Veterans Welfare Bonds,               12/06 at 102.00           A          6,207,430
                 Series 1997BJ, 5.700%, 12/01/32 (Alternative
                 Minimum Tax)

        2,000   California, General Obligation Refunding Bonds, Series 2002,          4/12 at 100.00           A          2,055,160
                 5.250%, 4/01/32

        7,500   California, Various Purpose General Obligation Bonds,                 6/11 at 100.00           A          7,794,075
                 Series 2001, 5.125%, 6/01/22

                California, General Obligation Bonds, Series 2003:
        3,750    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          4,055,700
          500    5.250%, 2/01/33                                                      2/13 at 100.00           A            514,535

        6,300   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A          6,530,202
                 5.200%, 4/01/26

        5,440   Coast Community College District, Orange County, California,          8/13 at 100.00         AAA          5,721,411
                 General Obligation Refunding Bonds, Series 2003A,
                 5.000%, 8/01/22 - MBIA Insured

        1,615   Compton Unified School District, Los Angeles County,                  9/13 at 100.00         AAA          1,788,532
                 California, General Obligation Bonds, Series 2003A,
                 5.375%, 9/01/19 - MBIA Insured

        1,200   Fremont Union High School District, Santa Clara County,               9/12 at 100.00         AAA          1,284,432
                 California, General Obligation Bonds, Series 2002C,
                 5.000%, 9/01/18 - FSA Insured

        1,370   Fremont-Newark Community College District, Alameda                    8/11 at 101.00         AAA          1,492,779
                 County, California, General Obligation Bonds, Series 2002A,
                 5.375%, 8/01/20 - MBIA Insured

        5,255   Livermore Valley Joint Unified School District, Alameda               8/11 at 100.00         AAA          5,418,220
                 County, California, General Obligation Bonds, Election of
                 1999, Series 2001, 5.125%, 8/01/26 - FSA Insured

        2,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          2,100,820
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25 -
                 FGIC Insured

        1,170   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          1,267,601
                 Obligation Bonds, Series 2003F, 5.000%, 7/01/17 -
                 FSA Insured

        2,375   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          2,544,623
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/24 - FSA Insured

        6,760   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          7,643,802
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/21 - FSA Insured

        6,865   San Ramon Valley Unified School District, Contra Costa                8/13 at 100.00         AAA          7,178,730
                 County, California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,390   South Pasadena Unified School District, Los Angeles                   8/13 at 100.00         AAA     $    1,461,905
                 County, California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/22 - FGIC Insured

        3,925   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          4,087,495
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 40.8%

        1,200   Burbank Public Financing Authority, California, Revenue              12/12 at 100.00         AAA          1,266,792
                 Bonds, West Olive Redevelopment Project, Series 2002,
                 5.125%, 12/01/22 - AMBAC Insured

        7,160   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA-          7,899,342
                 Series 2004A, 5.000%, 7/01/15

        3,070   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,372,272
                 Department of General Services, Capital East End,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

        5,115   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          5,550,491
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        2,000   California State Public Works Board, Lease Revenue                      No Opt. Call         AAA          2,262,340
                 Bonds, Department of Corrections, Susanville State
                 Prison, Series 1993D, 5.250%, 6/01/15 - FSA Insured

        2,030   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          2,165,259
                 Department of General Services, Series 2002C,
                 5.250%, 3/01/21 - AMBAC Insured

        1,750   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          1,980,195
                 Department of Corrections, Series 1993E, 5.500%, 6/01/15 -
                 MBIA Insured

                Commerce Community Development Commission, California, Tax
                Allocation Refunding Bonds, Merged Area Development Projects 2
                and 3, Series 1998A:
        1,000    5.650%, 8/01/18                                                      8/08 at 102.00         N/R          1,032,530
        2,765    5.700%, 8/01/28                                                      8/08 at 102.00         N/R          2,786,208

        3,065   Corona-Norco Unified School District, Riverside County,               9/13 at 100.00         AAA          3,286,262
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2003, 5.500%, 9/01/33 - MBIA Insured

                Cupertino, California, Certificates of Participation, Refinancing
                Capital Improvement Project, Series 2002:
        1,945    5.000%, 7/01/18 - AMBAC Insured                                      7/09 at 102.00         AAA          2,069,169
        2,040    5.000%, 7/01/19 - AMBAC Insured                                      7/09 at 102.00         AAA          2,159,320
        2,145    5.000%, 7/01/20 - AMBAC Insured                                      7/09 at 102.00         AAA          2,262,975

        3,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          3,098,880
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32

        2,725   Fresno, California, Certificates of Participation, Street            12/04 at 100.00          A+          2,756,556
                 Improvement Project, Series 1991, 6.625%, 12/01/11

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        5,000    5.625%, 6/01/33                                                      6/13 at 100.00          A-          5,184,800
        2,500    5.625%, 6/01/38                                                      6/13 at 100.00          A-          2,588,825

        1,910   Industry Urban Development Agency, California, Tax Allocation         5/07 at 101.50         AAA          2,081,690
                 Refunding Bonds, Civic, Recreational and Industrial
                 Redevelopment Project 1, Series 2002, 5.500%, 5/01/19 -
                 MBIA Insured

        2,300   Irvine, California, Mobile Home Park Revenue Bonds,                   3/08 at 102.00         N/R          2,241,948
                 Meadows Mobile Home Park, Series 1998A, 5.700%, 3/01/18

        1,350   Los Angeles Community Redevelopment Agency, California,               3/13 at 100.00        BBB-          1,364,566
                 Subordinate Lien Tax Allocation Bonds, Bunker Hill
                 Redevelopment Project, Series 2004L, 5.100%, 3/01/19

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          8,380,240
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25 - FGIC Insured

        4,850   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          5,281,117
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003A, 5.000%, 7/01/16 - FSA Insured

        3,005   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          3,148,819
                 Master Plan Financing, Series 2001, 5.000%, 8/01/20 -
                 MBIA Insured

       14,160   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA         14,542,886
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured


                                       41


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,470   Oceanside, California, Mobile Home Park Revenue Bonds,                3/08 at 102.00         N/R     $    2,286,899
                 Laguna Vista Mobile Estates Acquisition Project,
                 Series 1998, 5.800%, 3/01/28

       15,300   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         21,012,408
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        5,200   Orange County, California, Recovery Certificates of                   7/06 at 102.00         AAA          5,635,136
                 Participation, Series 1996A, 6.000%, 7/01/26 - MBIA Insured

        2,500   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          2,597,225
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

                Redding Redevelopment Agency, California, Tax Allocation
                Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
        1,500    5.000%, 9/01/17 - MBIA Insured                                       9/13 at 100.00         AAA          1,627,200
        1,500    5.000%, 9/01/20 - MBIA Insured                                       9/13 at 100.00         AAA          1,596,690

        4,320   Richmond Joint Powers Financing Authority, California,                9/13 at 100.00         AAA          4,554,360
                 Tax Allocation Bonds, Series 2003A, 5.250%, 9/01/22 -
                 MBIA Insured

        3,040   Riverside County, California, Mobile Home Park Revenue                3/09 at 102.00         N/R          2,727,032
                 Bonds, Bravo Mobile Home Park Project, Series 1999A,
                 5.900%, 3/20/29

        2,500   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,635,875
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,000   San Jose Unified School District, Santa Clara County,                 6/07 at 101.00         AAA          2,185,200
                 California, Certificates of Participation, Series 1999,
                 5.750%, 6/01/24 - MBIA Insured

        2,770   Santa Ana Community Redevelopment Agency, Orange                      9/13 at 100.00         AAA          2,952,848
                 County, California, Tax Allocation Refunding Bonds, South
                 Main Street Redevelopment, Series 2003B,
                 5.000%, 9/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.8%

       11,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          8,443,600
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        2,000   Orange County Transportation Authority, California, Toll Road         8/13 at 100.00         AAA          2,128,340
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/20 - AMBAC Insured

        2,685   Sacramento County, California, Airport System Revenue                 7/12 at 100.00         AAA          2,872,306
                 Bonds, Series 2002A, 5.250%, 7/01/21 - FSA Insured

       20,000   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA         21,513,800
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax) - FSA Insured

                San Francisco Airports Commission, California, Revenue Refunding
                Bonds, San Francisco International Airport, Second Series 2002,
                Issue 28A:
        1,480    5.250%, 5/01/17 (Alternative Minimum Tax) - MBIA Insured             5/12 at 100.00         AAA          1,576,378
        3,865    5.250%, 5/01/19 (Alternative Minimum Tax) - MBIA Insured             5/12 at 100.00         AAA          4,075,295

        3,000   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          3,191,340
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28B, 5.250%, 5/01/22 -
                 MBIA Insured


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 15.0%

$       8,000   California Pollution Control Financing Authority, Solid Waste        11/04 at 100.00         Aaa     $    9,219,600
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17

        1,100   California Statewide Community Development Authority,                   No Opt. Call      N/R***          1,164,889
                 Certificates of Participation, Insured Hospital Revenue
                 Refunding Bonds, Triad Healthcare, Series 1992,
                 6.250%, 8/01/06

       12,805   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA         18,443,042
                 Securities Program, Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax)

        5,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          5,405,350
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32

       13,525   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA         17,040,553
                 Securities Program, Single Family Home Mortgage Revenue
                 Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.6%

       10,000   California Pollution Control Financing Authority, Revenue            12/04 at 100.00          A3         10,020,000
                 Bonds, Southern California Edison Company, Series 1991,
                 6.900%, 12/01/17 (Alternative Minimum Tax)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,500    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          2,768,675
        9,000    5.125%, 5/01/18                                                      5/12 at 101.00          A2          9,622,620

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,266,096
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        1,500   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          1,552,995
                 Bonds, Electric System Project, Series 2001,
                 6.500%, 9/01/22

        5,000   Merced Irrigation District, California, Revenue Certificates          9/13 at 102.00        Baa3          5,103,650
                 of Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        2,480   Redlands, California, Refunding Certificates of Participation,        9/04 at 100.00         AAA          2,491,011
                 Capital Improvement Projects, Series 1992,
                 6.800%, 3/01/07 - AMBAC Insured

        2,410   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          2,585,472
                 Revenue Refunding Bonds, Series 2002Q,
                 5.250%, 8/15/21 - FSA Insured

        5,500   Southern California Public Power Authority, Revenue Bonds,              No Opt. Call           A          6,561,115
                 Multiple Projects, Series 1989, 6.750%, 7/01/11

        4,000   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          4,235,400
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.5%

        7,040   California Statewide Community Development Authority,                10/13 at 101.00         AAA          7,513,933
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2004A, 5.250%, 10/01/24 - FSA Insured

                Goleta Water District, California, Revenue Refunding
                Certificates of Participation, Series 2003:
        1,000    5.250%, 12/01/20 - MBIA Insured                                     12/13 at 100.00         AAA          1,088,930
        1,440    5.250%, 12/01/21 - MBIA Insured                                     12/13 at 100.00         AAA          1,558,829
        1,205    5.250%, 12/01/22 - MBIA Insured                                     12/13 at 100.00         AAA          1,297,725

        1,090   Marin Municipal Water District, California, Water Revenue             7/12 at 100.00         AAA          1,177,462
                 Refunding Bonds, Series 2002, 5.000%, 7/01/16 -
                 AMBAC Insured

          500   Norco, California, Refunding Certificates of Participation,          10/08 at 102.00         AAA            510,180
                 Water and Sewerage System Improvement Project,
                 Series 1998, 5.125%, 10/01/28 - AMBAC Insured


                                       43


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                 Portfolio of INVESTMENTS August 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       5,375   San Francisco City and County Public Utilities Commission,           11/12 at 100.00         AAA     $    5,717,173
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/19 - MBIA Insured

                Turlock Public Finance Authority, California, Sewerage
                Revenue Bonds, Series 2003A:
        1,565    5.000%, 9/15/19 - FGIC Insured                                         No Opt. Call         AAA          1,675,954
        1,650    5.000%, 9/15/20 - FGIC Insured                                       9/13 at 100.00         AAA          1,756,706
------------------------------------------------------------------------------------------------------------------------------------
$     495,475   Total Long-Term Investments (cost $489,135,879) - 152.1%                                                518,464,367
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      7,408,976
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.3)%                                                       (185,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  340,873,343
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Statement of
                                   ASSETS AND LIABILITIES August 31, 2004
                                                                                      CALIFORNIA
                                  CALIFORNIA        CALIFORNIA       CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                       VALUE  PERFORMANCE PLUS      OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                       (NCA)             (NCP)            (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value
   (cost $237,126,678, $287,077,950,
   $177,996,560, $300,475,804,
   $498,424,386 and $489,135,879,
   respectively)                $254,722,417      $303,455,187     $193,125,923     $319,778,529      $530,806,436     $518,464,367
Cash                               1,684,124            38,370          399,012          129,447         1,902,070          183,118
Receivables:
   Interest                        3,358,913         4,027,222        2,353,357        4,818,580         7,102,993        7,575,197
   Investments sold                       --                --               --               --        13,574,189               --
Other assets                           6,783            23,834           12,466           24,144            26,066           34,772
------------------------------------------------------------------------------------------------------------------------------------
      Total assets               259,772,237       307,544,613      195,890,758      324,750,700       553,411,754      526,257,454
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased  2,027,720                --               --               --                --               --
Accrued expenses:
   Management fees                   120,636           163,997          105,220          172,995           291,898          277,943
   Other                              73,537            58,947           32,410           63,030           149,915           86,833
Preferred share dividends payable        N/A            14,774            9,807            5,522            32,250           19,335
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities            2,221,893           237,718          147,437          241,547           474,063          384,111
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares,
   at liquidation value                  N/A       106,000,000       68,000,000      112,000,000       192,000,000      185,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                $257,550,344      $201,306,895     $127,743,321     $212,509,153      $360,937,691     $340,873,343
====================================================================================================================================
Common shares outstanding         25,241,808        12,965,742        8,154,681       13,580,232        23,096,654       21,999,728
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by
   Common shares outstanding)   $      10.20      $      15.53     $      15.67     $      15.65      $      15.63     $      15.49
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                    $    252,418      $    129,657     $     81,547     $    135,802      $    230,967     $    219,997
Paid-in surplus                  237,577,056       181,322,480      113,661,742      189,659,207       322,047,029      306,481,101
Undistributed net
   investment income                 107,479         1,404,796        1,403,870        1,889,978         4,251,091        3,033,040
Accumulated net realized
   gain (loss)
   from investments                2,017,652         2,072,725       (2,533,201)       1,521,441         2,026,554        1,810,717
Net unrealized appreciation
   of investments                 17,595,739        16,377,237       15,129,363       19,302,725        32,382,050       29,328,488
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                $257,550,344      $201,306,895     $127,743,321     $212,509,153      $360,937,691     $340,873,343
====================================================================================================================================
Authorized shares:
   Common                        250,000,000       200,000,000      200,000,000      200,000,000       200,000,000      200,000,000
   Preferred                             N/A         1,000,000        1,000,000        1,000,000         1,000,000        1,000,000
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                            Statement of
                                OPERATIONS Year Ended August 31, 2004
                                                                                      CALIFORNIA
                                  CALIFORNIA        CALIFORNIA       CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                       VALUE  PERFORMANCE PLUS      OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                       (NCA)             (NCP)            (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                $13,657,067       $15,323,931      $10,007,948      $16,139,916       $28,415,912      $27,293,679
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                    1,464,310         1,945,314        1,244,771        2,054,712         3,462,418        3,301,803
Preferred shares - auction fees          N/A           265,890          170,570          280,939           481,611          464,052
Preferred shares - dividend
   disbursing agent fees                 N/A            30,082           20,053           20,053            30,082           30,082
Shareholders' servicing agent fees
   and expenses                       46,926            29,844           18,152           26,677            37,720           24,559
Custodian's fees and expenses         57,481            74,169           51,231           76,176           133,169          117,818
Directors' fees and expenses           4,485             7,761            4,600            6,212            11,170           14,278
Professional fees                     15,570            32,969           24,271           16,959            23,386           28,651
Shareholders' reports - printing
   and mailing expenses               25,605            27,641           18,551           17,132            29,336           40,073
Stock exchange listing fees           13,479            14,997           11,010           15,010            15,019           12,582
Investor relations expense            20,734            30,598           19,230           23,442            40,831           45,678
Other expenses                        12,051            26,771           22,974           26,464            33,727           36,584
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit                      1,660,641         2,486,036        1,605,413        2,563,776         4,298,469        4,116,160
   Custodian fee credit              (11,826)          (13,807)          (7,926)         (12,956)          (14,942)         (27,553)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                       1,648,815         2,472,229        1,597,487        2,550,820         4,283,527        4,088,607
------------------------------------------------------------------------------------------------------------------------------------
Net investment income             12,008,252        12,851,702        8,410,461       13,589,096        24,132,385       23,205,072
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
FROM INVESTMENTS
Net realized gain
   from investments                2,319,697         2,167,610          742,324        2,364,123         3,395,405        2,114,115
Change in net unrealized
   appreciation (depreciation)
   of investments                  6,308,476         8,089,622        6,419,737        7,064,201        14,117,283       13,820,855
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments          8,628,173        10,257,232        7,162,061        9,428,324        17,512,688       15,934,970
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
SHAREHOLDERS
From net investment income               N/A          (780,694)        (503,354)        (844,306)       (1,397,366)      (1,484,370)
From accumulated net realized
   gains from investments                N/A               (71)              --         (108,863)         (138,177)         (66,203)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Preferred
   shareholders                          N/A          (780,765)        (503,354)        (953,169)       (1,535,543)      (1,550,573)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations               $20,636,425       $22,328,169      $15,069,168      $22,064,251       $40,109,530      $37,589,469
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                See accompanying notes to financial statements.

                            Statement of
                                  CHANGES IN NET ASSETS
                                                                            CALIFORNIA
                                     CALIFORNIA VALUE (NCA)            PERFORMANCE PLUS (NCP)           CALIFORNIA OPPORTUNITY (NCO)
                                 -----------------------------     -----------------------------       -----------------------------
                                  YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                     8/31/04           8/31/03          8/31/04          8/31/03           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $12,008,252      $ 12,496,543     $ 12,851,702     $ 13,234,951       $ 8,410,461     $  8,451,534
Net realized gain (loss)
   from investments                2,319,697         1,473,738        2,167,610        1,004,022           742,324       (2,416,823)
Change in net unrealized
   appreciation
   (depreciation)
   of investments                  6,308,476        (9,461,698)       8,089,622       (8,515,354)        6,419,737       (1,963,613)
Distributions to
Preferred Shareholders:
   From net investment income            N/A               N/A         (780,694)        (979,590)         (503,354)        (606,611)
   From accumulated net realized
     gains from investments              N/A               N/A              (71)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations         20,636,425         4,508,583       22,328,169        4,744,029        15,069,168        3,464,487
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (12,049,077)      (12,869,723)     (12,427,198)     (11,928,784)       (7,763,200)      (7,452,565)
From accumulated net
   realized gains
   from investments               (1,785,958)         (235,826)          (2,579)          (1,019)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                  (13,835,035)      (13,105,549)     (12,429,777)     (11,929,803)       (7,763,200)      (7,452,565)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --                --               --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net
   assets applicable
   to Common shares                6,801,390        (8,596,966)       9,898,392       (7,185,774)        7,305,968       (3,988,078)
Net assets applicable
   to Common
   shares at the
   beginning of period           250,748,954       259,345,920      191,408,503      198,594,277       120,437,353      124,425,431
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period  $257,550,344      $250,748,954     $201,306,895     $191,408,503      $127,743,321     $120,437,353
====================================================================================================================================
Undistributed net
   investment income
   at the end of period         $    107,479      $    157,276     $  1,404,796     $  1,832,606      $  1,403,870     $  1,304,648
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                            Statement of
                                  CHANGES IN NET ASSETS (continued)
                                           CALIFORNIA                        CALIFORNIA                        CALIFORNIA
                                    INVESTMENT QUALITY (NQC)             SELECT QUALITY (NVC)              QUALITY INCOME (NUC)
                                 -----------------------------     -----------------------------       -----------------------------
                                  YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                     8/31/04           8/31/03          8/31/04          8/31/03           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 13,589,096      $ 14,400,972     $ 24,132,385     $ 24,351,670      $ 23,205,072     $ 23,635,564
Net realized gain (loss)
   from investments                2,364,123           594,277        3,395,405          553,846         2,114,115          676,834
Change in net unrealized
   appreciation
   (depreciation)
   of investments                  7,064,201       (10,261,134)      14,117,283      (14,789,814)       13,820,855      (19,847,121)
Distributions to
Preferred Shareholders:
   From net investment income       (844,306)       (1,031,502)      (1,397,366)      (1,731,308)       (1,484,370)      (1,526,791)
   From accumulated net realized
     gains from investments         (108,863)          (25,327)        (138,177)         (25,494)          (66,203)        (242,125)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations         22,064,251         3,677,286       40,109,530        8,358,900        37,589,469        2,696,361
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (13,143,809)      (12,711,116)     (22,364,963)     (21,757,051)      (22,324,260)     (21,879,825)
From accumulated net
   realized gains
   from investments               (1,385,531)         (252,596)      (1,699,283)        (341,832)       (1,020,300)      (2,618,427)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                  (14,529,340)      (12,963,712)     (24,064,246)     (22,098,883)      (23,344,560)     (24,498,252)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --                --               --               --           348,755          520,494
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net
   assets applicable
   to Common shares                7,534,911        (9,286,426)      16,045,284      (13,739,983)       14,593,664      (21,281,397)
Net assets applicable
   to Common
   shares at the beginning
   of period                     204,974,242       214,260,668      344,892,407      358,632,390       326,279,679      347,561,076
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares
   at the end of period         $212,509,153      $204,974,242     $360,937,691     $344,892,407      $340,873,343     $326,279,679
====================================================================================================================================
Undistributed net investment
   income at the
   end of period                $  1,889,978      $  2,321,681     $  4,251,091     $  3,884,290      $  3,033,040     $  3,675,428
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California Funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc.
(NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2004, California Value (NCA) had outstanding when-issued purchase commitments of $2,027,720. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
    FINANCIAL STATEMENTS (continued)



Distributions to Common Shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

California Value (NCA) is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                         PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                               (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --        1,400
   Series T                                    1,800            --           --        2,400           --
   Series W                                      640         2,200          880        1,680        3,000
   Series TH                                      --            --           --        3,600           --
   Series F                                    1,800           520           --           --        3,000
---------------------------------------------------------------------------------------------------------
Total                                          4,240         2,720        4,480        7,680        7,400
=========================================================================================================

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2004.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                    CALIFORNIA                 CALIFORNIA                 CALIFORNIA
                                    VALUE (NCA)          PERFORMANCE PLUS (NCP)       OPPORTUNITY (NCO)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/04      8/31/03       8/31/04      8/31/03      8/31/04      8/31/03
---------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions     --           --            --           --           --           --
=========================================================================================================
                                   CALIFORNIA                 CALIFORNIA                 CALIFORNIA
                            INVESTMENT QUALITY (NQC)     SELECT QUALITY (NVC)       QUALITY INCOME (NUC)
                            ------------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/04      8/31/03       8/31/04      8/31/03      8/31/04      8/31/03
---------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions     --           --            --           --       22,300       32,183
=========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended August 31, 2004, were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Purchases                   $73,201,242  $58,677,605   $29,035,213  $71,159,979  $74,365,300  $91,534,961
Sales and maturities         69,751,874   47,814,381    25,335,233   63,819,497   86,694,441   81,744,617
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At August 31, 2004, the cost of investments were as follows:

                                           CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                             CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                  VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                  (NCA)         (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
-------------------------------------------------------------------------------------------------------------
Cost of investments        $237,069,519  $287,000,143  $177,739,540  $300,091,779  $498,468,832  $488,937,678
=============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2004, were as follows:

                                           CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                             CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                  VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                  (NCA)         (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation             $18,841,506   $17,815,524   $16,483,072   $19,687,677   $33,336,755   $33,549,719
   Depreciation              (1,188,608)   (1,360,480)   (1,096,689)         (927)     (999,151)   (4,023,030)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments           $17,652,898   $16,455,044   $15,386,383   $19,686,750   $32,337,604   $29,526,689
=============================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The tax components of undistributed net investment income and net realized gains at August 31, 2004, were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income         $  878,849   $2,180,066    $1,664,601   $2,591,098   $5,665,359   $4,680,149
Undistributed net
   ordinary income *            143,281           --        26,601           --      292,603           --
Undistributed net
   long-term
   capital gains              2,017,652    2,239,279            --    1,521,440    2,255,657    1,810,718
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
2004                              (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Distributions from net
  tax-exempt income         $12,078,206  $12,806,121    $8,178,868  $13,787,139  $23,664,226  $23,353,732
Distributions from
  net ordinary income *          46,597      398,934        61,570      232,284       57,960      538,127
Distributions from net
   long-term
   capital gains              1,785,958        2,650            --    1,465,179    1,837,461      999,516
=========================================================================================================


                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                            CALIFORNIA   PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
2003                              (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income        $12,835,461  $12,761,551    $8,012,712  $13,711,299  $23,411,429  $23,392,483
Distributions from
   net ordinary income *         72,124      113,847        43,789           --           --       62,978
Distributions from net
   long-term
   capital gains                235,826        1,019            --      277,923      367,326    2,797,575
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At August 31, 2004, California Opportunity (NCO) had an unused capital loss carryforward of $2,423,519 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $908,397 of the carryforward will expire in the year 2011 and $1,515,122 will expire in 2012.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of September 30, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds (excluding California Value (NCA)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS (1)                                  COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund (excluding California Value (NCA)) paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

California Value (NCA) paid through July 31, 2004, an annual management fee, payable monthly, of .35% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2004, to shareholders of record on September 15, 2004, as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0385       $.0775        $.0790       $.0795       $.0805       $.0830
=========================================================================================================

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                        Investment Operations                              Less Distributions
                                  ------------------------------------------------------------------ -------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                 Net
                     Beginning                          Net      Investment         Capital          Investment    Capital
                        Common                    Realized/       Income to        Gains to           Income to   Gains to
                         Share           Net     Unrealized       Preferred       Preferred              Common     Common
                     Net Asset    Investment     Investment          Share-          Share-              Share-     Share-
                         Value        Income     Gain (Loss)        holders+        holders+  Total     holders    holders    Total
====================================================================================================================================
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                    $ 9.93         $ .48         $  .34           $ N/A           $ N/A   $ .82      $ (.48)     $(.07)  $ (.55)
2003                     10.27           .50           (.32)            N/A             N/A     .18        (.51)      (.01)    (.52)
2002                     10.31           .51           (.03)            N/A             N/A     .48        (.52)        --     (.52)
2001                      9.85           .51            .47             N/A             N/A     .98        (.52)        --     (.52)
2000                      9.73           .51            .12             N/A             N/A     .63        (.51)        --     (.51)

CALIFORNIA PERFORMANCE
PLUS (NCP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     14.76           .99            .80            (.06)             --    1.73        (.96)        --     (.96)
2003                     15.32          1.02           (.58)           (.08)             --     .36        (.92)        --     (.92)
2002                     15.32          1.05            .07            (.10)           (.03)    .99        (.89)      (.10)    (.99)
2001                     14.96          1.12            .44            (.25)           (.01)   1.30        (.90)      (.04)    (.94)
2000                     14.85          1.22            .11            (.26)             --    1.07        (.96)        --     (.96)

CALIFORNIA
OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     14.77          1.03            .88            (.06)             --    1.85        (.95)        --     (.95)
2003                     15.26          1.04           (.55)           (.07)             --     .42        (.91)        --     (.91)
2002                     15.32          1.06             --            (.10)           (.02)    .94        (.91)      (.09)   (1.00)
2001                     14.97          1.14            .48            (.23)           (.03)   1.36        (.92)      (.09)   (1.01)
2000                     15.06          1.25           (.07)           (.29)             --     .89        (.98)        --     (.98)
====================================================================================================================================
                                                                       Total Returns
                                                                     -----------------
                                                                                Based
                               Offering                                            on
                              Costs and       Ending                           Common
                              Preferred       Common                  Based     Share
                                  Share        Share      Ending         on       Net
                           Underwriting    Net Asset      Market     Market     Asset
                              Discounts        Value       Value      Value*    Value*
=======================================================================================
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------------------------------
Year Ended 8/31:
2004                                $--       $10.20    $ 9.2700       8.02%     8.40%
2003                                 --         9.93      9.1000      (3.55)     1.73
2002                                 --        10.27      9.9500       6.61      4.80
2001                                 --        10.31      9.8300      11.41     10.20
2000                                 --         9.85      9.3125       6.80      6.80

CALIFORNIA PERFORMANCE
PLUS (NCP)
---------------------------------------------------------------------------------------
Year Ended 8/31:
2004                                 --        15.53     14.2600       9.65     12.00
2003                                 --        14.76     13.9000      (1.30)     2.30
2002                                 --        15.32     15.0000       1.11      6.84
2001                                 --        15.32     15.8500       7.88      9.13
2000                                 --        14.96     15.6250      (1.56)     7.68

CALIFORNIA
OPPORTUNITY (NCO)
---------------------------------------------------------------------------------------
Year Ended 8/31:
2004                                 --        15.67     14.4500      10.63     12.86
2003                                 --        14.77     13.9500      (2.45)     2.73
2002                                 --        15.26     15.2200       (.26)     6.51
2001                                 --        15.32     16.3000       8.65      9.51
2000                                 --        14.97     16.0000       1.14      6.33
=======================================================================================
                                                              Ratios/Supplemental Data
                           ------------------------------------------------------------------------------------------------
                                                    Before Credit                     After Credit**
                                           ------------------------------     ------------------------------
                                                           Ratio of Net                       Ratio of Net
                                             Ratio of        Investment         Ratio of        Investment
                                Ending       Expenses         Income to         Expenses         Income to
                                   Net     to Average           Average       to Average           Average
                                Assets     Net Assets        Net Assets       Net Assets        Net Assets
                            Applicable     Applicable        Applicable       Applicable        Applicable      Portfolio
                             to Common      to Common         to Common        to Common         to Common       Turnover
                           Shares (000)        Shares++          Shares++         Shares++          Shares++         Rate
===========================================================================================================================
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                          $257,550            .65%             4.70%             .65%             4.70%            28%
2003                           250,749            .66              4.84              .66              4.85             24
2002                           259,346            .68              5.06              .68              5.07              4
2001                           260,145            .70              5.14              .69              5.15              7
2000                           248,375            .70              5.42              .69              5.43             36

CALIFORNIA PERFORMANCE
PLUS (NCP)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                           201,307           1.26              6.48             1.25              6.49             16
2003                           191,409           1.26              6.65             1.25              6.66             30
2002                           198,594           1.28              7.04             1.27              7.05             11
2001                           197,642           1.26              7.57             1.25              7.59             27
2000                           191,957           1.30              8.48             1.28              8.49             38

CALIFORNIA
OPPORTUNITY (NCO)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                           127,743           1.28              6.72             1.28              6.73             13
2003                           120,437           1.27              6.74             1.26              6.75             16
2002                           124,425           1.30              7.13             1.29              7.14             11
2001                           124,296           1.30              7.68             1.28              7.69             31
2000                           120,794           1.29              8.62             1.28              8.64             24
===========================================================================================================================
                                Preferred Shares at End of Period
                            ------------------------------------------
                              Aggregate      Liquidation
                                 Amount       and Market         Asset
                            Outstanding            Value      Coverage
                                   (000)       Per Share     Per Share
======================================================================
CALIFORNIA VALUE (NCA)
----------------------------------------------------------------------
Year Ended 8/31:
2004                           $    N/A          $   N/A       $   N/A
2003                                N/A              N/A           N/A
2002                                N/A              N/A           N/A
2001                                N/A              N/A           N/A
2000                                N/A              N/A           N/A

CALIFORNIA PERFORMANCE
PLUS (NCP)
----------------------------------------------------------------------
Year Ended 8/31:
2004                            106,000           25,000        72,478
2003                            106,000           25,000        70,144
2002                            106,000           25,000        71,838
2001                            106,000           25,000        71,614
2000                            106,000           25,000        70,273

CALIFORNIA
OPPORTUNITY (NCO)
----------------------------------------------------------------------
Year Ended 8/31:
2004                             68,000           25,000        71,964
2003                             68,000           25,000        69,278
2002                             68,000           25,000        70,745
2001                             68,000           25,000        70,697
2000                             68,000           25,000        69,410
======================================================================

N/A  Fund is not authorized to issue Preferred shares.
* Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value per share, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.


                                 See accompanying notes to financial statements.

                                  54-55 spread

                        Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:
                                                        Investment Operations                              Less Distributions
                                  ------------------------------------------------------------------ -------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                 Net
                     Beginning                          Net      Investment         Capital          Investment    Capital
                        Common                    Realized/       Income to        Gains to           Income to   Gains to
                         Share           Net     Unrealized       Preferred       Preferred              Common     Common
                     Net Asset    Investment     Investment          Share-          Share-              Share-     Share-
                         Value        Income     Gain (Loss)        holders+        holders+  Total     holders    holders    Total
====================================================================================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                    $15.09         $1.00         $  .70          $(.06)           $(.01)  $1.63      $ (.97)     $(.10)  $(1.07)
2003                     15.78          1.06           (.71)          (.08)              --     .27        (.94)      (.02)    (.96)
2002                     15.78          1.08           (.02)          (.11)            (.01)    .94        (.92)      (.02)    (.94)
2001                     14.83          1.15            .97           (.25)              --    1.87        (.92)        --     (.92)
2000                     14.83          1.24           (.04)          (.27)              --     .93        (.93)        --     (.93)

CALIFORNIA SELECT
QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     14.93          1.04            .77           (.06)            (.01)   1.74        (.97)      (.07)   (1.04)
2003                     15.53          1.05           (.63)          (.07)              --     .35        (.94)      (.01)    (.95)
2002                     15.63          1.08            .01           (.08)            (.04)    .97        (.91)      (.16)   (1.07)
2001                     14.90          1.18            .72           (.26)              --    1.64        (.91)        --     (.91)
2000                     14.80          1.21            .11           (.28)              --    1.04        (.94)        --     (.94)

CALIFORNIA QUALITY
INCOME (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     14.85          1.05            .73           (.07)              --    1.71       (1.02)      (.05)   (1.07)
2003                     15.84          1.08           (.87)          (.07)            (.01)    .13       (1.00)      (.12)   (1.12)
2002                     16.16          1.19           (.35)          (.10)            (.02)    .72        (.96)      (.08)   (1.04)
2001                     15.41          1.21            .75           (.26)              --    1.70        (.94)      (.01)    (.95)
2000                     15.28          1.23            .16           (.29)              --    1.10        (.97)        --     (.97)
====================================================================================================================================
                                                                      Total Returns
                                                                    -----------------
                                                                               Based
                              Offering                                            on
                             Costs and       Ending                           Common
                             Preferred       Common                  Based     Share
                                 Share        Share      Ending         on       Net
                          Underwriting    Net Asset      Market     Market     Asset
                             Discounts        Value       Value      Value*    Value*
=====================================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2004                               $--       $15.65    $14.8000       8.94%    11.11%
2003                                --        15.09     14.6100        .29      1.60
2002                                --        15.78     15.5200       (.55)     6.28
2001                                --        15.78     16.5800      12.54     13.09
2000                                --        14.83     15.6250       2.91      6.69

CALIFORNIA SELECT
QUALITY (NVC)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2004                                --        15.63     14.8100      12.38     11.97
2003                                --        14.93     14.1400      (2.78)     2.24
2002                                --        15.53     15.5100       2.79      6.61
2001                                --        15.63     16.1800      10.70     11.43
2000                                --        14.90     15.5000       2.96      7.47

CALIFORNIA QUALITY
INCOME (NUC)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2004                                --        15.49     15.0000       9.67     11.76
2003                                --        14.85     14.6700      (2.38)      .71
2002                                --        15.84     16.1400       4.15      4.79
2001                                --        16.16     16.5500       8.51     11.44
2000                                --        15.41     16.1875       3.83      7.64
=====================================================================================
                                                               Ratios/Supplemental Data
                            ------------------------------------------------------------------------------------------------
                                                     Before Credit                     After Credit**
                                            ------------------------------     ------------------------------
                                                            Ratio of Net                       Ratio of Net
                                              Ratio of        Investment         Ratio of        Investment
                                 Ending       Expenses         Income to         Expenses         Income to
                                    Net     to Average           Average       to Average           Average
                                 Assets     Net Assets        Net Assets       Net Assets        Net Assets
                             Applicable     Applicable        Applicable       Applicable        Applicable      Portfolio
                              to Common      to Common         to Common        to Common         to Common       Turnover
                            Shares (000)        Shares++          Shares++         Shares++          Shares++         Rate
============================================================================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                           $212,509           1.22%             6.48%            1.22%             6.49%            20%
2003                            204,974           1.21              6.73             1.21              6.73             26
2002                            214,261           1.25              7.03             1.23              7.04             11
2001                            213,221           1.25              7.64             1.23              7.65             34
2000                            199,258           1.25              8.65             1.24              8.66             18

CALIFORNIA SELECT
QUALITY (NVC)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                            360,938           1.21              6.78             1.20              6.78             14
2003                            344,892           1.20              6.78             1.20              6.78             20
2002                            358,632           1.23              7.14             1.22              7.15             19
2001                            359,318           1.24              7.81             1.22              7.83             29
2000                            340,791           1.27              8.39             1.25              8.40             20

CALIFORNIA QUALITY
INCOME (NUC)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                            340,873           1.22              6.89             1.21              6.89             16
2003                            326,280           1.22              6.90             1.21              6.91             46
2002                            347,561           1.23              7.58             1.22              7.59             22
2001                            352,693           1.23              7.77             1.21              7.78             18
2000                            335,148           1.22              8.28             1.21              8.29             21
============================================================================================================================
                                 Preferred Shares at End of Period
                             ------------------------------------------
                               Aggregate      Liquidation
                                  Amount       and Market         Asset
                             Outstanding            Value      Coverage
                                    (000)       Per Share     Per Share
=======================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                            $112,000          $25,000       $72,435
2003                             112,000           25,000        70,753
2002                             112,000           25,000        72,826
2001                             112,000           25,000        72,594
2000                             112,000           25,000        69,477

CALIFORNIA SELECT
QUALITY (NVC)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                             192,000           25,000        71,997
2003                             192,000           25,000        69,908
2002                             192,000           25,000        71,697
2001                             192,000           25,000        71,786
2000                             192,000           25,000        69,374

CALIFORNIA QUALITY
INCOME (NUC)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                             185,000           25,000        71,064
2003                             185,000           25,000        69,092
2002                             185,000           25,000        71,968
2001                             185,000           25,000        72,661
2000                             185,000           25,000        70,290
=======================================================================

* Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value per share, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.


                                 See accompanying notes to financial statements.

                                  56-57 spread

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             145
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               145
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       145
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                145
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       58

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          145
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     145
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               145
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 145
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       59


Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               145
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             145
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            145
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 145
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         145
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       60

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance                      145
4/13/56                        and Chief                  (since August 2004) of Nuveen Investments, LLC,
333 W. Wacker Drive            Compliance                 Nuveen Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606              Officer                    Management Inc., Nuveen Advisory Corp., Nuveen
                                                          Institutional Advisory Corp. and Rittenhouse Asset
                                                          Management, Inc.; formerly, Senior Attorney
                                                          (1994-July 2004), The Northern Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    145
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               145
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             145
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            145
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management,
                                                          Inc. (since 1999). Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.


GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the security of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended August 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

           Learn more
about Nuveen Funds at
   WWW.NUVEEN.COM/ETF

o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-A-0804D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to July 26, 2004. Mr. Evans, who is independent for purposes of Item 3 of Form N-CSR, served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on August 31, 2004

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



            NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                              AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                  TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2004                   $ 12,571                         $ 0                         $ 416                    $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                          0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2003                   $ 11,167                         $ 0                         $ 362                    $ 2,300
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                          0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2004                                              $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2003                                              $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                            N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                          TOTAL NON-AUDIT FEES
                                                          BILLED TO ADVISER AND
                                                         AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                          PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                         RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                              TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                 BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2004                       $ 2,916                       $ 0                           $ 0                    $ 2,916
August 31, 2003                       $ 2,662                       $ 0                           $ 0                    $ 2,662


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Investment Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: November 5, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: November 5, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: November 5, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.